                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,613,348,000 (APPROXIMATE)
                                   MLCC 2003-A
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

FEBRUARY 19, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212)449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Ted Bouloukos                      (212) 449-5029
Alan Chan                          (212) 449-8140
Alice Chang                        (212) 449-1701
Amanda DeZutter                    (212) 449-0425

TRADING
Scott Soltas                       (212) 449-3659
Vince Mora                         (212) 449-5320
Charles Sorrentino                 (212) 449-3659

RESEARCH
Glenn Costello                     (212) 449-4457
Joshua Anderson                    (212) 449-9622

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

DEAL STRUCTURE SUMMARY:

                                   MLCC 2003-A

           $[1,613,348,000] (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL BALANCE      WAL (YRS)        PYMT WINDOW        CERTIFICATE                              EXPECTED RTGS
CLASS           (1)            (CALL/MAT)(2)  (MONTHS)(CALL/MAT)(2)  INTEREST RATES    TRANCHE TYPE        S&P/MOODY'S/FITCH
----------------------------------------------------------------------------------------------------------------------------
1A         $  544,577,900        3.97/4.29     1 - 123 /  1 - 298      Floater (3)         Senior              AAA/Aaa/AAA
2A-1       $  532,950,000        3.97/4.29     1 - 123 /  1 - 299      Floater (3)         Senior              AAA/Aaa/AAA
2A-2       $  500,004,000        3.97/4.29     1 - 123 /  1 - 299      Floater (3)         Senior              AAA/Aaa/AAA
X-1A       $  544,578,000(9)     3.97/4.29     1 - 123 /  1 - 298       WAC IO (4)         Senior              AAA/Aaa/AAA
X-2A1      $  532,950,000(9)     3.97/4.29     1 - 123 /  1 - 298       WAC IO (5)         Senior              AAA/Aaa/AAA
X-2A2      $  500,004,000(9)     3.97/4.29     1 - 123 /  1 - 298       WAC IO (6)         Senior              AAA/Aaa/AAA
X-B        $   35,816,000(9)     6.75/7.43    39 - 123 / 39 - 299       WAC IO (7)         Senior              AAA/Aaa/AAA
A-R        $          100           NA                 NA                  NA              Senior              AAA/Aaa/AAA
B-1        $   17,094,000        6.75/7.43    39 - 123 / 39 - 299      Floater (8)      Subordinate            AA+/Aa2/AA+
B-2        $   13,024,000        6.75/7.43    39 - 123 / 39 - 299      Floater (8)      Subordinate             A+/A2/A+
B-3A       $    5,698,000        6.75/7.43    39 - 123 / 39 - 299      Floater (8)      Subordinate            BBB+/Baa1/A
B-3B       $    3,256,000                                                               Subordinate           BBB/Baa3/BBB+
B-4        $    2,442,000                                                               Subordinate           BBB-/Ba2/BBB-
B-5        $    3,256,000                  Information Not Provided Hereby              Subordinate             BB-/B2/B+
B-6        $    5,698,000                                                               Subordinate             NR/NR/NR
----------------------------------------------------------------------------------------------------------------------------
TOTAL      $1,628,000,000
----------------------------------------------------------------------------------------------------------------------------

(1) Distributions on the Class 1A Certificates will be primarily derived from one-month LIBOR adjustable rate mortgage loans (Group 1 Mortgage Loans, as described herein). Distributions on the Class 2A-1 and Class 2A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group 2 Mortgage Loans, as described herein). Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class 1A, Class 2A-1, Class 2A-2, Class X-1A, Class X-2A1, Class X-2A2, Class X-B, Class B-1, Class B-2, and Class B-3A Certificates are shown to the Clean-Up Call Date at pricing speed of 20 CPR. The WAL and Payment Windows to Maturity for the Class 1A, Class 2A-1, Class 2A-2, Class X-1A, Class X-2A1, Class X-2A2, Class X-B, Class B-1, Class B-2, and Class B-3A Certificates are shown at pricing speed of 20 CPR (as described herein).

(3) The Class A Certificates will initially have an interest rate equal to one-month LIBOR (or six-month LIBOR in the case of Class 2A-2 Certificates) plus a margin (which margin doubles after the Clean-Up Call Date (as described herein) or in the case of Class 2A-2 Certificates, which doubles after the first rate adjustment date for such class after the Clean-Up Call
     Date), subject to the lesser of (i) Group 1 Net WAC Cap for Class 1A Certificates, Group 2 Net WAC Cap for Class 2A-1 Certificates and Class 2A-2 Certificates (as described herein) and (ii) 11.75%.

(4) The Class X-1A Certificates will have an interest rate equal to the Net WAC of the Group 1 Mortgage Loans minus the Class 1A coupon.

(5) The Class X-2A1 Certificates will have an interest rate equal to the Net WAC of the Group 2 Mortgage Loans minus the Class 2A-1 coupon.

(6) The Class X-2A2 Certificates will have an interest rate equal to the Net WAC of the Group 2 Mortgage Loans minus the Class 2A-2 coupon.

(7)  The Class X-B Certificate will have an interest rate equal to the excess of
     (i) the weighted average Net WAC of the Group I and Group 2 Mortgage Loans (weighted on the basis of the related subordinate components)
     (the "Subordinate Net WAC") over (ii) the weighted average of the Class B-1 coupon, the Class B-2 coupon and the Class B-3A coupon (weighted on the basis of the relative principal amounts of the Class B-1, Class B-2 and Class B-3A Certificates)..

(8) The Class B-1, Class B-2, and Class B-3A Certificates will initially have an interest rate equal to one-month LIBOR plus a margin (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), subject to the lesser of (i) Subordinate Net WAC and (ii) 11.75%.

(9) Balances shown with respect to the Class X-1A, Class X-2A1, Class X-2A2, and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

DEPOSITOR:                 Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:              Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER:                Bear Stearns, J.P. Morgan Securities Inc., and
                           Wachovia Securities, Inc.

TRUSTEE:                   Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:           S&P, Moody's and Fitch will rate the Offered
                           Certificates. It is expected that the Certificates will be assigned the credit ratings on page 2 of this preliminary Term Sheet.

CUT-OFF DATE:              February 1, 2003.

PRICING DATE:              On or about February [20], 2003.

CLOSING DATE:              On or about February [27], 2003.

DISTRIBUTION DATES:        The 25th day of each month (or if not a
                           business day, the next succeeding business day), commencing in March 2003.

CERTIFICATES:              The "Senior Certificates" will consist of the Class
                           1A (the "Class 1A Certificates"), Class 2A-1 and
                           Class 2A-2 (together, the "Class 2A Certificates" and together with "Class 1A Certificates", "the Class A
                           Certificates"), the Class X-1A, Class X-2A1, Class
                           X-2A2, and Class X-B (together, the "Class X
                           Certificates") and Class A-R Certificates. The
                           "Subordinate Certificates" will consist of the Class
                           B-1, Class B-2, Class B-3A, Class B-3B, Class B-4,
                           Class B-5 and Class B-6 Certificates. The Senior
                           Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class 1A, Class 2A-1, Class
                           2A-2, Class B-1, Class B-2, Class B-3A, Class X-1A,
                           Class X-2A1, Class X-2A2 and Class X-B Certificates
                           (collectively, the "Offered Certificates") are being offered publicly.

REGISTRATION:              The Offered Certificates will be made available in
                           book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and Euroclear system.

FEDERAL TAX TREATMENT:     It is anticipated that, for federal income tax
                           purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests, (ii) the Class
                           A Certificates, the Class B-1 Certificates, the Class
                           B-2 Certificates and the Class 3-A Certificates will also represent the right to payments under certain outside-the-REMIC contracts and (iii) the holders of the Class X Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:         The Offered Certificates are expected to be ERISA
                           eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:           The Senior Certificates (other than the Class A-R
                           Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

CLEAN-UP Call:             The terms of the transaction allow for a termination
                           of the trust and retirement of the Certificates once the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans (the "Clean-Up Call
                           Date") as of the Cut-off Date.

PRICING PREPAYMENT
SPEED: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

MORTGAGE LOANS:            The trust will consist of 2 groups of approximately
                           4,127 adjustable rate mortgage loans in aggregate secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the cut-off date pool of approximately $1,627,897,450 aggregate principal balance of Mortgage Loans. All
                           Mortgage Loans are originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP 1
MORTGAGE LOANS:            The Group 1 Mortgage Loans have an aggregate
                           principal balance as of the cut-off date of approximately $561,735,032, which equals approximately 34.51% of the Mortgage Loans. All of the Group 1 Mortgage Loans are one-month LIBOR indexed Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group 1 Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP 2
MORTGAGE LOANS:            The Group 2 Mortgage Loans have an aggregate
                           principal balance as of the cut-off date of approximately $1,066,162,419, which equals approximately 65.49% of the Mortgage Loans. All of the Group 2 Mortgage Loans are six-month LIBOR indexed mortgage loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group 2 Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

NET WAC: The "Net WAC" of the Mortgage Loans is equal to the weighted average mortgage loan rate of the related Mortgage Loans less the servicing fee rates.

ACCRUED INTEREST:          The Class 1A, Class 2A-1, Class 2A-2, Class B-1,
                           Class B-2, and Class B-3A Certificates will settle flat. The Class X-1A, Class X-2A1, Class X-2A2, and
                           Class X-B Certificates will settle with accrued interest.

ACCRUAL PERIOD:            The interest accrual period (the "Accrual Period")
                           with respect to the Offered Certificates (other than the Class X Certificates) for a given Distribution
                           Date will be the period beginning on the 25th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing
                           Date) and ending on the 24th day of such Distribution
                           Date on a 30/360 basis.

                           The interest accrual period (the "Accrual Period") with respect to the Class X Certificates for a given Distribution Date will be the period beginning on the 1st day of the month prior to such Distribution Date and ending on the last day of the month prior to such Distribution Date on a 30/360 basis.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

DELAY DAYS:                The Class 1A, Class 2A-1, Class 2A-2, Class B-1,
                           Class B-2, and Class B-3A Certificates will have 0 delay days. The Class X-1A, Class X-2A1, Class X-2A2, and Class X-B Certificates will have 24 delay days.

NET WAC CAP:               In the case of the Class A Certificates, the weighted
                           average of the net mortgage rates for the related
                           Mortgage Loans or, for the Group I Mortgage Loans the
                           "Group I Net WAC Cap" and for the Group 2 Mortgage
                           Loans, the "Group 2 Net WAC Cap". In the case of the
                           Class B-1 Certificates, Class B-2 Certificates and
                           Class B-3A Certificates, the weighted average of the net mortgage rates on the Group 1 and Group 2
                           Mortgage Loans, weighted on the basis of the related subordinate components (the "Subordinated Net WAC
                           Cap").

                           If on any Distribution Date, the Certificate Interest Rate of the Offered Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment from available amounts in the Basis Risk Reserve Fund, of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest received on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount").

BASIS RISK RESERVE FUND:   As of the Closing Date, the "Basis Risk Reserve Fund"
                           will be established on behalf of the Class A
                           Certificates, the Class B-1 Certificates, the Class
                           B-2 Certificates and the Class B-3A Certificates. The
                           Basis Risk Reserve Fund will be funded with amounts that would otherwise be distributed to the Class X
                           Certificates pursuant to priority 1 in "Certificates'
                           Priority of Distributions" herein. The Basis Risk
                           Reserve Fund will not be an asset of the REMIC. The holders of the Class X Certificates will be treated as the owners of the Basis Risk Reserve Fund for federal income tax purposes. The Class A
                           Certificates, Class B-1 Certificates, Class B-2
                           Certificates and Class B-3A Certificates will be entitled to receive payments from the Basis Risk
                           Reserve Fund in an amount equal to the related Basis
                           Risk Shortfall Amount. Any amounts remaining in the Basis Risk Reserve Fund after such distributions will be distributed to the Class X Certificates.

CREDIT ENHANCEMENT:        Senior/subordinate, shifting interest structure.

                                        BOND       INITIAL
CERTIFICATES       S&P/MOODY'S/FITCH   SIZES    SUBORDINATION
-------------------------------------------------------------
SENIOR
CERTIFICATES       AAA/Aaa/AAA         96.90%       3.10%
CLASS B-1          AA/Aa2/AA            1.05%       2.05%
CLASS B-2          A/A2/A               0.80%       1.25%
CLASS B-3A         BBB+/Baa1/BBB+       0.35%       0.90%
-------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

SHIFTING INTEREST:         Until the first Distribution Date occurring after
                           [February 2013], the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the mortgage loans for the first ten years following origination.

                           The prepayment percentages on the Subordinate Certificates are as follows:

                           March 2003 - February 2013 [0% Pro Rata Share] March 2013 - February 2014 [30% Pro Rata Share] March 2014 - February 2015 [40% Pro Rata Share] March 2015 - February 2016 [60% Pro Rata Share] March 2016 - February 2017 [80% Pro Rata Share]
                           March 2017 and after       [100% Pro Rata Share]

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in March 2006 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the applicable current senior percentage (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off date), the related Senior Certificates will receive all unscheduled prepayments from the Mortgage Loans regardless of any prepayment percentages as described above.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

ALLOCATION OF
REALIZED LOSSES:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical (and alphanumerical in the case of the Class B-3A and Class B-3B Certificates) Class designations, in each case until the respective class principal balance has been reduced to zero;
                           thereafter, pro-rata to the related Class A
                           Certificates in reduction of their Certificate principal balance. Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) on the Mortgage
                           Loans will be allocated to the related Class A
                           Certificates and the Subordinate Certificates on a pro-rata basis.

CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:             Available funds from the Mortgage Loans will be
                           distributed in the following order of priority:

                           1) Class A-R, Class A and Class X Certificates
                              accrued and unpaid interest at the related
                              Certificate Interest Rates, from the related mortgage loans; provided, however, that on each Distribution Date, to the extent amounts are required to be deposited in the Basis Risk Reserve Fund, certain amounts otherwise distributable to the Class X Certificates pursuant to this clause 1 will be deposited into the Basis Risk Reserve Fund and will not be distributed to such classes.

                           2) Class A-R Certificate, principal allocable to such
                              Certificate, from Group I mortgage loans.

                           3) Concurrently as follows:

                              (i) To Class 1A, until its principal balance is reduced to zero, all principal received with respect to the mortgage loans in Group I (other than any portion of such principal distributable to the Class B Certificates pursuant to (5) and (6) below).

                              (ii) To the Class 2A-1 and Class 2A-2
                                   Certificates, pro-rata, until their
                                   respective principal balances are reduced to zero, all principal received with respect to the mortgage loans in Group II (other than any portion of such principal distributable to the Class B Certificates pursuant to (5) and (6) below).

                           4) Class B-1, Class B-2, and Class B-3A Certificates,
                              in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                           5) Class B-1, Class B-2, and Class B-3A Certificates,
                              in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                           6) Class B-3B, Class B-4, Class B-5 and Class B-6
                              Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes.

                           7) Class A-R Certificate, any remaining amount.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                    GROUP 1 NET WAC CAP SCHEDULE FOR CLASS 1A
           GROUP 2 NET WAC CAP SCHEDULE FOR CLASS 2A-1 AND CLASS 2A-2 SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1, CLASS B-2, AND CLASS B-3A

                                   ASSUMPTIONS:
                           ---------------------------
                           20% CPR
                           Hard Cap: 11.75%
                           To Call
                           Initial 1 Month LIBOR: 1.34%
                           Initial 6 Month LIBOR: 1.34%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

-------------------------------------------------------------------------------
                                          CURRENT                        ORIG.
                           PRINCIPAL       MTGE    SERVICING  NET MTGE   TERM
MORTGAGE                    BALANCE        RATE       FEE       RATE    TO MAT.
  POOL       LOAN TYPE        ($)          (%)       (%)        (%)     (MTHS)
-------------------------------------------------------------------------------
Pool 1    One-Month LIBOR    562,000,000  3.182      0.25      2.932     300
Pool 2    Six-Month LIBOR  1,066,000,000  3.359      0.25      3.109     300
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            REM.      INTEREST            MAX.     MIN.                  RATE
            TERM       -ONLY    GROSS     MTGE    MTGE    NEXT RATE   ADJUSTMENT
MORTGAGE   TO MAT.      REM.    MARGIN    RATE    RATE    ADJUSTMENT   FREQUENCY
  POOL     (MTHS)      (MTHS)    (%)      (%)     (%)      (MONTHS)    (MONTHS)
--------------------------------------------------------------------------------
Pool 1     298         118       1.801   12.000   1.801       1            1
Pool 2     299         119       1.897   12.000   1.897       5            6
--------------------------------------------------------------------------------

The Group 1 Net WAC Cap, Group 2 Net WAC Cap, and Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increases to 20% after the first period.

-------------------------------------------------------------------------------
DISTRIBUTION          GROUP 1 NET           GROUP 2 NET         SUBORDINATE NET
   PERIOD               WAC CAP               WAC CAP               WAC CAP
-------------------------------------------------------------------------------
     1                    2.93%                3.11%                  3.05%
-------------------------------------------------------------------------------
     2                   11.75%                3.11%                  6.09%
-------------------------------------------------------------------------------
     3                   11.75%                3.11%                  6.09%
-------------------------------------------------------------------------------
     4                   11.75%                3.11%                  6.09%
-------------------------------------------------------------------------------
     5                   11.75%                3.11%                  6.09%
-------------------------------------------------------------------------------
     6                   11.75%               11.75%                 11.75%
-------------------------------------------------------------------------------
7 and after              11.75%               11.75%                 11.75%
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                              TOTAL MORTGAGE LOANS
                             As of the Cut-off Date

TOTAL CURRENT BALANCE                 $ 1,627,897,450
TOTAL NUMBER OF LOANS                           4,127

                                              Average/
                                        Weighted Average (1)             Minimum                     Maximum
CURRENT BALANCE                            $  394,451                   $  4,178                  $ 3,000,000
ORIGINAL BALANCE                           $  395,322                   $ 16,000                  $ 3,000,000

LOAN RATE                                       3.298%                     2.250%                       6.125%
SERVICING FEE                                   0.250%                     0.250%                       0.250%
NET LOAN RATE                                   3.048%                     2.000%                       5.875%

GROSS MARGIN                                    1.864%                     0.875%                       2.625%
MAXIMUM LOAN RATE                              12.000%                    12.000%                      12.000%

ORIGINAL LTV                                    64.55%                      6.00%                      100.00%
EFFECTIVE LTV                                   62.03%                      6.00%                       95.00%

CREDIT SCORE                                      728                        521                          900

ORIGINAL TERM                                     300                        300                          300
REMAINING TERM                                    298                        290                          300
SEASONING                                           2                          0                           10

NEXT RATE RESET                            May 22, 2003                 Mar 01, 2003                 Aug 01, 2003
NEXT RATE ADJ FREQ                                  4                          1                            6
SUBSEQUENT RATE ADJ FREQ (2)                        4                          1                            6

IO ORIGINAL TERM                                  120                        120                          120
IO REMAINING TERM                                 118                        110                          120

TOP STATE CONCENTRATION ($)        CA(19.7%),FL(8.6%),NY(6.5%)

FIRST PAY DATE                                                          May 01, 2002                 Mar 01, 2003
RATE CHANGE DATE                                                        Mar 01, 2003                 Aug 01, 2003
MATURITY DATE                                                           Apr 01, 2027                 Feb 01, 2028

1)   Based on current balances

2) The interest rates on the Group 1 Mortgage Loans reset monthly, except with respect to the first rate adjustment, which occurs after the 2nd monthly payment

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                              TOTAL MORTGAGE LOANS
                             As of the Cut-off Date

                                                                                         % OF AGGREGATE
                                                             PRINCIPAL BALANCE          PRINCIPAL BALANCE
                         NUMBER OF MORTGAGE                OUTSTANDING AS OF THE      OUTSTANDING AS OF THE
    INDEX                      LOANS                           CUT-OFF DATE              CUT-OFF DATE
--------------           ------------------                ---------------------      ---------------------
1 Month LIBOR                  1,287                        $    561,735,031.97               34.51%
6 Month LIBOR                  2,840                           1,066,162,418.51               65.49
--------------                 -----                        --------------------             ------
TOTAL                          4,127                        $  1,627,897,450.48              100.00%
==============                 =====                        ====================             ======

                                                                                         % OF AGGREGATE
                                                             PRINCIPAL BALANCE          PRINCIPAL BALANCE
                         NUMBER OF MORTGAGE                OUTSTANDING AS OF THE      OUTSTANDING AS OF THE
DELINQUENCY IN MONTHS           LOANS                           CUT-OFF DATE              CUT-OFF DATE
---------------------    ------------------                ---------------------      ---------------------
Current                        4,127                         $1,627,897,450.48               100.00%
-------                        -----                         -----------------               ------
TOTAL                          4,127                         $1,627,897,450.48               100.00%
=======                        =====                         =================               ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                              TOTAL MORTGAGE LOANS
                             As of the Cut-off Date

                                                                          % OF AGGREGATE
                                NUMBER OF       PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                MORTGAGE      OUTSTANDING AS OF THE      OUTSTANDING AS OF
CURRENT BALANCE($)               LOANS            CUT-OFF DATE            THE CUT-OFF DATE
----------------------------    ---------    ----------------------      -----------------
0.01 to 25,000.00                   5        $       82,974.22                 0.01%
25,000.01 to 50,000.00             40             1,590,224.08                 0.10
50,000.01 to 75,000.00            114             7,335,172.49                 0.45
75,000.01 to 100,000.00           203            18,162,757.45                 1.12
100,000.01 to 200,000.00          991           148,846,028.53                 9.14
200,000.01 to 300,000.00          826           204,981,104.50                12.59
300,000.01 to 400,000.00          552           193,361,115.29                11.88
400,000.01 to 500,000.00          412           186,051,463.50                11.43
500,000.01 to 600,000.00          261           144,407,185.10                 8.87
600,000.01 to 700,000.00          162           105,187,707.30                 6.46
700,000.01 to 800,000.00          123            93,120,488.47                 5.72
800,000.01 to 900,000.00           84            72,137,455.28                 4.43
900,000.01 to 1,000,000.00        129           125,861,868.11                 7.73
1,000,000.01 to 1,500,000.00      151           182,096,981.15                11.19
1,500,000.01 to 2,000,000.00       62           112,871,700.10                 6.93
2,000,000.01 to 2,500,000.00        4             9,297,759.00                 0.57
2,500,000.01 to 3,000,000.00        8            22,505,465.91                 1.38
----------------------------    -----        -----------------               ------
TOTAL                           4,127        $1,627,897,450.48               100.00%
============================    =====        =================               ======

                                                                       % OF AGGREGATE
                            NUMBER OF       PRINCIPAL BALANCE         PRINCIPAL BALANCE
                            MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
LOAN RATE (%)                LOANS             CUT-OFF DATE            THE CUT-OFF DATE
---------------             ---------      ---------------------      -----------------
2.001 to 2.250                   3            $    2,738,250.00              0.17%
2.251 to 2.500                  16                 9,238,794.26              0.57
2.501 to 2.750                  27                12,258,683.65              0.75
2.751 to 3.000                 991               341,563,777.18             20.98
3.001 to 3.250                 862               339,724,232.54             20.87
3.251 to 3.500               1,921               761,747,259.85             46.79
3.501 to 3.750                 196                99,092,527.97              6.09
3.751 to 4.000                  99                49,592,619.18              3.05
4.001 to 4.250                   9                 6,247,287.61              0.38
4.251 to 4.500                   2                 2,994,018.24              0.18
6.001 to 6.250                   1                 2,700,000.00              0.17
--------------               -----            -----------------            ------
TOTAL                        4,127            $1,627,897,450.48            100.00%
==============               =====            =================            ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                              TOTAL MORTGAGE LOANS
                             As of the Cut-off Date

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
GROSS MARGIN (%)           LOANS             CUT-OFF DATE            THE CUT-OFF DATE
----------------          ---------      ---------------------      -----------------
0.875                           2          $    2,226,250.00              0.14%
1.000                          15               9,324,544.27              0.57
1.125                           3                 966,249.99              0.06
1.250                          10               3,474,182.01              0.21
1.375                          21               9,681,205.34              0.59
1.500                         410             155,445,464.87              9.55
1.625                         880             293,181,016.29             18.01
1.750                         126              47,356,323.49              2.91
1.875                         661             265,363,174.38             16.30
2.000                       1,714             678,016,096.27             41.65
2.125                         192              90,278,433.63              5.55
2.250                          88              58,479,044.03              3.59
2.375                           3               8,285,466.91              0.51
2.500                           1               2,999,999.00              0.18
2.625                           1               2,820,000.00              0.17
-----                       -----          -----------------            ------
TOTAL                       4,127          $1,627,897,450.48            100.00%
=====                       =====          =================            ======

                                                                        % OF AGGREGATE
                             NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                             MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
MAXIMUM LOAN RATE (%)         LOANS            CUT-OFF DATE             THE CUT-OFF DATE
---------------------        ---------      ---------------------      -----------------
12.000                         4,127          $1,627,897,450.48             100.00%
------                         -----          -----------------             ------
TOTAL                          4,127          $1,627,897,450.48             100.00%
======                         =====          =================             ======

                                                                      % OF AGGREGATE
                            NUMBER OF       PRINCIPAL BALANCE        PRINCIPAL BALANCE
                            MORTGAGE       UTSTANDING AS OF THE      OUTSTANDING AS OF
ORIGINAL TERM (MOS)          LOANS            CUT-OFF DATE           THE CUT-OFF DATE
-------------------         --------       --------------------      -----------------
300                          4,127          $1,627,897,450.48             100.00%
-----                        -----          -----------------             ------
Total                        4,127          $1,627,897,450.48             100.00%
=====                        =====          =================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                              TOTAL MORTGAGE LOANS
                             As of the Cut-off Date

                                                                       % OF AGGREGATE
                            NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                            MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
REMAINING TERM (MOS)         LOANS            CUT-OFF DATE            THE CUT-OFF DATE
-------------------         ---------      ---------------------      -----------------
290                              18           $    7,272,320.62              0.45%
291                              73               34,620,446.48              2.13
292                              50               24,026,428.84              1.48
293                              13                9,537,588.71              0.59
294                              43               20,655,105.78              1.27
295                              39               20,245,541.85              1.24
296                              58               26,295,797.36              1.62
297                             290              121,627,967.69              7.47
298                             485              213,989,126.01             13.15
299                           1,973              770,292,341.13             47.32
300                           1,085              379,334,786.01             23.30
-----                         -----           -----------------            ------
TOTAL                         4,127           $1,627,897,450.48            100.00%
=====                         =====           =================            ======

                                                                      % OF AGGREGATE
                             NUMBER OF        PRINCIPAL BALANCE      PRINCIPAL BALANCE
IO REMAINING TERM            MORTGAGE       OUTSTANDING AS OF THE    OUTSTANDING AS OF
      (MOS)                   LOANS           CUT-OFF DATE           THE CUT-OFF DATE
-------------------          ---------      ---------------------    -----------------
110                              18          $     7,272,320.62             0.45%
111                              73               34,620,446.48             2.13
112                              50               24,026,428.84             1.48
113                              13                9,537,588.71             0.59
114                              43               20,655,105.78             1.27
115                              39               20,245,541.85             1.24
116                              58               26,295,797.36             1.62
117                             290              121,627,967.69             7.47
118                             485              213,989,126.01            13.15
119                           1,973              770,292,341.13            47.32
120                           1,085              379,334,786.01            23.30
-----                         -----          ------------------           ------
TOTAL                         4,127          $ 1,627,897,450.48           100.00%
=====                         =====          ==================           ======

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
RATE CHANGE DATE            LOANS            CUT-OFF DATE           THE CUT-OFF DATE
----------------          ---------      ---------------------      -----------------
03/01/2003                  1,099          $  494,849,434.08               30.40%
04/01/2003                    260              98,296,939.58                6.04
05/01/2003                    160              64,909,469.04                3.99
06/01/2003                    116              56,435,904.92                3.47
07/01/2003                  1,590             599,882,980.40               36.85
08/01/2003                    902             313,522,722.46               19.26
----------                  -----          -----------------              ------
TOTAL                       4,127          $1,627,897,450.48              100.00%
==========                  =====          =================              ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                              TOTAL MORTGAGE LOANS
                             As of the Cut-off Date

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
ORIGINAL LTV (%)            LOANS            CUT-OFF DATE           THE CUT-OFF DATE
----------------          ---------      ---------------------      -----------------
0.01 to 10.00                  9          $     1,850,723.78                0.11%
10.01 to 20.00                 87              24,367,994.93                1.50
20.01 to 30.00                189              60,249,035.48                3.70
30.01 to 40.00                295             105,121,296.05                6.46
40.01 to 50.00                474             174,877,982.51               10.74
50.01 to 60.00                517             230,889,733.92               14.18
60.01 to 70.00                743             344,202,578.66               21.14
70.01 to 75.00                532             233,976,299.27               14.37
75.01 to 80.00                828             281,366,988.09               17.28
80.01 to 85.00                 55              21,988,127.02                1.35
85.01 to 90.00                108              34,126,841.83                2.10
90.01 to 95.00                127              36,340,950.78                2.23
95.01 to 100.00               163              78,538,898.16                4.82
---------------             -----          -----------------              ------
TOTAL                       4,127          $1,627,897,450.48              100.00%
===============             =====          =================              ======

                                                                       % OF AGGREGATE
                            NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                            MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
EFFECTIVE LTV (%)            LOANS             CUT-OFF DATE           THE CUT-OFF DATE
-----------------           ---------      ---------------------      -----------------
0.01 to 10.00                     9         $     1,850,723.78              0.11%
10.01 to 20.00                   87              24,367,994.93              1.50
20.01 to 30.00                  189              60,249,035.48              3.70
30.01 to 40.00                  297             105,471,896.05              6.48
40.01 to 50.00                  544             203,338,398.47             12.49
50.01 to 60.00                  523             242,119,298.94             14.87
60.01 to 70.00                  956             443,091,334.06             27.22
70.01 to 75.00                  521             229,087,447.27             14.07
75.01 to 80.00                  810             273,463,687.52             16.80
80.01 to 85.00                   37              10,584,285.55              0.65
85.01 to 90.00                   65              15,171,855.92              0.93
90.01 to 95.00                   89              19,101,492.51              1.17
--------------                -----         ------------------            ------
TOTAL                         4,127         $ 1,627,897,450.48            100.00%
==============                =====         ==================            ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                              TOTAL MORTGAGE LOANS
                             As of the Cut-off Date

                                                                    % OF AGGREGATE
                         NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                         MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
CREDIT SCORE               LOANS            CUT-OFF DATE           THE CUT-OFF DATE
------------             ---------      ---------------------      -----------------
None                           2         $       210,520.00                 0.01%
1 to 525                       1                 519,000.00                 0.03
526 to 550                     2                 616,600.00                 0.04
551 to 575                     8               4,256,786.37                 0.26
576 to 600                    13               5,497,545.54                 0.34
601 to 625                    64              28,644,348.53                 1.76
626 to 650                   163              72,932,983.82                 4.48
651 to 675                   318             134,648,482.36                 8.27
676 to 700                   476             213,890,761.77                13.14
701 to 725                   595             249,927,056.40                15.35
726 to 750                   669             279,253,819.21                17.15
751 to 775                   889             346,752,333.23                21.30
776 to 800                   772             252,851,777.91                15.53
801 to 820                   152              37,180,502.34                 2.28
821 > =                        3                 714,933.00                 0.04
----------                 -----         ------------------               ------
TOTAL                      4,127         $ 1,627,897,450.48               100.00%
==========                 =====         ==================               ======

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
  DOCUMENTATION             LOANS            CUT-OFF DATE           THE CUT-OFF DATE
------------------        ---------      ---------------------      -----------------
Full                        2,257         $  1,029,739,107.49              63.26%
Alternative                   695              228,997,264.73              14.07
Stated                        366              122,143,965.23               7.50
No Income/No Ratio            809              247,017,113.03              15.17
------------------          -----         -------------------             ------
TOTAL                       4,127         $  1,627,897,450.48             100.00%
==================          =====         ===================             ======

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
 OCCUPANCY                  LOANS            CUT-OFF DATE           THE CUT-OFF DATE
-----------               ---------      ---------------------      -----------------
Primary                     3,622         $ 1,427,776,013.30               87.71%
Second Home                   335             158,128,752.54                9.71
Investment                    170              41,992,684.64                2.58
-----------                 -----         ------------------              ------
TOTAL                       4,127         $ 1,627,897,450.48              100.00%
===========                 =====         ==================              ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                              TOTAL MORTGAGE LOANS
                             As of the Cut-off Date

                                                                     % OF AGGREGATE
                           NUMBER OF       PRINCIPAL BALANCE        PRINCIPAL BALANCE
                           MORTGAGE      OUTSTANDING AS OF THE      OUTSTANDING AS OF
 PROPERTY TYPE               LOANS          CUT-OFF DATE            THE CUT-OFF DATE
---------------            ---------     ---------------------      -----------------
Single Family Residence     3,573          $ 1,453,344,707.06            89.28%
Condo                         390              123,684,677.66             7.60
2-4 Family                     46               18,283,045.34             1.12
Co-op                          50               18,865,095.00             1.16
Deminimus PUD                  68               13,719,925.42             0.84
-------------               -----          ------------------           ------
TOTAL                       4,127          $ 1,627,897,450.48           100.00%
=============               =====          ==================           ======

                                                                     % OF AGGREGATE
                           NUMBER OF       PRINCIPAL BALANCE        PRINCIPAL BALANCE
                           MORTGAGE      OUTSTANDING AS OF THE      OUTSTANDING AS OF
     PURPOSE                LOANS            CUT-OFF DATE           THE CUT-OFF DATE
---------------------      ---------     ---------------------      -----------------
Purchase                       717        $  328,157,004.35              20.16%
Refinance - Rate Term        1,859           627,720,337.57              38.56
Refinance - Cashout          1,551           672,020,108.56              41.28
---------------------        -----        -----------------             ------
TOTAL                        4,127        $1,627,897,450.48             100.00%
=====================        =====        =================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                              TOTAL MORTGAGE LOANS
                             As of the Cut-off Date

GEOGRAPHIC              NUMBER OF MORTGAGE        PRINCIPAL BALANCE OUTSTANDING AS OF           % OF AGGREGATE PRINCIPAL BALANCE
  AREA                         LOANS                       THE CUT-OFF DATE                     OUTSTANDING AS OF THE CUT-OFF DATE
----------              ------------------        -----------------------------------           ----------------------------------
Alabama                         53                      $      12,686,292.89                                     0.78%
Alaska                           3                              1,091,400.00                                     0.07
Arizona                        111                             38,168,851.15                                     2.34
Arkansas                        22                              4,764,846.00                                     0.29
California                     553                            321,258,514.48                                    19.73
Colorado                       148                             71,628,640.04                                     4.40
Connecticut                     93                             54,801,434.89                                     3.37
Delaware                        11                              2,596,127.27                                     0.16
District of Columbia            22                             11,425,245.44                                     0.70
Florida                        368                            139,940,200.17                                     8.60
Georgia                         99                             52,806,235.91                                     3.24
Hawaii                          17                              8,638,444.27                                     0.53
Idaho                           14                              4,043,132.67                                     0.25
Illinois                       178                             65,034,243.20                                     3.99
Indiana                         82                             21,575,923.19                                     1.33
Iowa                            20                              4,609,806.59                                     0.28
Kansas                          30                              7,403,284.38                                     0.45
Kentucky                        36                             11,614,860.88                                     0.71
Louisiana                       22                              6,956,372.75                                     0.43
Maine                           15                              3,625,501.95                                     0.22
Maryland                        82                             30,363,989.75                                     1.87
Massachusetts                   90                             40,990,039.54                                     2.52
Michigan                       129                             42,687,262.14                                     2.62
Minnesota                       67                             25,578,858.23                                     1.57
Mississippi                      6                                820,802.00                                     0.05
Missouri                        71                             23,138,794.02                                     1.42
Montana                          9                              2,896,938.33                                     0.18
Nebraska                        26                              5,746,596.06                                     0.35
Nevada                          83                             37,107,800.93                                     2.28
New Hampshire                   14                              7,365,032.56                                     0.45
New Jersey                     254                            105,029,340.48                                     6.45
New Mexico                      18                              5,547,723.31                                     0.34
New York                       224                            106,237,021.50                                     6.53
North Carolina                 120                             35,092,151.70                                     2.16
North Dakota                     4                                595,763.00                                     0.04
Ohio                            99                             23,837,772.45                                     1.46
Oklahoma                        17                              3,435,980.19                                     0.21
Oregon                          21                              4,802,926.18                                     0.30
Pennsylvania                    77                             26,599,365.20                                     1.63
Rhode Island                    11                              2,989,891.38                                     0.18
South Carolina                 104                             31,838,101.04                                     1.96
South Dakota                     2                                928,500.00                                     0.06
Tennessee                       65                             15,440,029.55                                     0.95
Texas                          248                             76,670,417.28                                     4.71
Utah                            28                             10,539,766.82                                     0.65
Vermont                         13                              4,190,279.54                                     0.26
Virginia                       227                             71,547,145.90                                     4.40
Virgin Islands                   8                              2,403,405.11                                     0.15
Washington                      50                             16,880,110.42                                     1.04
West Virginia                    7                              1,288,750.00                                     0.08
Wisconsin                       42                             11,914,723.84                                     0.73
Wyoming                         14                              8,722,813.91                                     0.54
--------------------         -----                      --------------------                                   ------
TOTAL                        4,127                      $   1,627,897,450.48                                   100.00%
====================         =====                      ====================                                   ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 1 MORTGAGE LOANS
                             As of the Cut-off Date

TOTAL CURRENT BALANCE                            $ 561,735,032
TOTAL NUMBER OF LOANS                                    1,287

                                                 Average/Weighted
                                                    Average(1)                Minimum               Maximum
CURRENT BALANCE                                  $     436,469               $ 34,650            $ 2,840,000
ORIGINAL BALANCE                                 $     437,517               $ 34,650            $ 2,840,000

LOAN RATE                                                3.182%                 2.250%                 4.000%
SERVICING FEE                                            0.250%                 0.250%                 0.250%
NET LOAN RATE                                            2.932%                 2.000%                 3.750%

GROSS MARGIN                                             1.801%                 0.875%                 2.375%
MAXIMUM LOAN RATE                                       12.000%                12.000%                12.000%

ORIGINAL LTV                                             64.40%                  8.00%                100.00%
EFFECTIVE LTV                                            62.01%                  8.00%                 95.00%

CREDIT SCORE                                               728                    546                    825

ORIGINAL TERM                                              300                    300                    300
REMAINING TERM                                             298                    290                    300
SEASONING                                                    2                      0                     10

NEXT RATE RESET                                       Mar 05, 2003           Mar 01, 2003           Apr 01, 2003
NEXT RATE ADJ FREQ                                           1                      1                      2
SUBSEQUENT RATE ADJ FREQ (2)                                 1                      1                      1

IO ORIGINAL TERM                                           120                    120                    120
IO REMAINING TERM                                          118                    110                    120

TOP STATE CONCENTRATION ($)                    CA(26.8%),FL(7.4%),NJ(6.0%)

FIRST PAY DATE                                                               MAY 01, 2002           MAR 01, 2003
RATE CHANGE DATE                                                             MAR 01, 2003           APR 01, 2003
MATURITY DATE                                                                APR 01, 2027           FEB 01, 2028

1)   Based on current balances

2) The interest rates on the Group 1 Mortgage Loans reset monthly, except with respect to the first rate adjustment, which occurs after the 2nd monthly payment

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 1 MORTGAGE LOANS
                             As of the Cut-off Date

                                                          PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                        OUTSTANDING AS OF THE        BALANCE OUTSTANDING AS OF
    INDEX                NUMBER OF MORTGAGE LOANS            CUT-OFF DATE                THE CUT-OFF DATE
-------------            ------------------------       ---------------------        -------------------------
1 Month LIBOR                     1,287                   $  561,735,031.97                   100.00%
-------------                     -----                   -----------------                   ------
TOTAL                             1,287                   $  561,735,031.97                   100.00%
=============                     =====                   =================                   ======

                                                          PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                        OUTSTANDING AS OF THE        BALANCE OUTSTANDING AS OF
DELINQUENCY IN MONTHS    NUMBER OF MORTGAGE LOANS           CUT-OFF DATE                THE CUT-OFF DATE
---------------------    ------------------------       ---------------------        -------------------------
Current                           1,287                   $  561,735,031.97                   100.00%
-------                           -----                   -----------------                   ------
TOTAL                             1,287                   $  561,735,031.97                   100.00%
=======                           =====                   =================                   ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 1 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                           % OF AGGREGATE
                                NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
      CURRENT BALANCE($)          LOANS            CUT-OFF DATE           THE CUT-OFF DATE
----------------------------    ---------      ---------------------      -----------------
25,000.01 to 50,000.00              10           $      437,023.09               0.08%
50,000.01 to 75,000.00              22                1,432,882.33               0.26
75,000.01 to 100,000.00             58                5,163,887.39               0.92
100,000.01 to 200,000.00           264               39,935,715.49               7.11
200,000.01 to 300,000.00           239               58,686,783.05              10.45
300,000.01 to 400,000.00           182               64,044,462.46              11.40
400,000.01 to 500,000.00           142               63,891,550.64              11.37
500,000.01 to 600,000.00            91               50,215,066.27               8.94
600,000.01 to 700,000.00            57               37,226,602.31               6.63
700,000.01 to 800,000.00            54               41,151,281.24               7.33
800,000.01 to 900,000.00            41               35,183,922.93               6.26
900,000.01 to 1,000,000.00          43               42,294,797.03               7.53
1,000,000.01 to 1,500,000.00        55               65,693,265.30              11.69
1,500,000.01 to 2,000,000.00        24               43,182,325.53               7.69
2,000,000.01 to 2,500,000.00         2                4,960,000.00               0.88
2,500,000.01 to 3,000,000.00         3                8,235,466.91               1.47
----------------------------     -----           -----------------             ------
TOTAL                            1,287           $  561,735,031.97             100.00%
============================     =====           =================             ======

                                                                    % OF AGGREGATE
                         NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                         MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
 LOAN RATE (%)             LOANS            CUT-OFF DATE           THE CUT-OFF DATE
--------------           ---------      ---------------------      -----------------
2.001 to 2.250                 3          $     2,738,250.00               0.49%
2.251 to 2.500                 7                2,990,099.24               0.53
2.501 to 2.750                10                3,474,182.01               0.62
2.751 to 3.000               427              164,363,163.44              29.26
3.001 to 3.250               483              209,536,772.09              37.30
3.251 to 3.500               340              161,931,148.28              28.83
3.501 to 3.750                 9               12,664,916.91               2.25
3.751 to 4.000                 8                4,036,500.00               0.72
--------------             -----          ------------------             ------
TOTAL                      1,287          $   561,735,031.97             100.00%
==============             =====          ==================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 1 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                 % OF AGGREGATE
                     NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                     MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
GROSS MARGIN (%)      LOANS             CUT-OFF DATE           THE CUT-OFF DATE
----------------     ---------      ---------------------      -----------------
0.875                      2            $  2,226,250.00              0.40%
1.000                      8               3,502,099.24              0.62
1.250                     10               3,474,182.01              0.62
1.500                    404             153,422,164.87             27.31
1.625                     26              11,864,536.55              2.11
1.750                     85              34,099,521.78              6.07
1.875                    424             184,969,519.37             32.93
2.000                    208             110,715,972.07             19.71
2.125                    115              44,765,319.17              7.97
2.250                      3               7,160,000.00              1.27
2.375                      2               5,535,466.91              0.99
-----                  -----            ---------------            ------
TOTAL                  1,287            $561,735,031.97            100.00%
=====                  =====            ===============            ======

                                                                           % OF AGGREGATE
                               NUMBER OF         PRINCIPAL BALANCE        PRINCIPAL BALANCE
                               MORTGAGE        OUTSTANDING AS OF THE      OUTSTANDING AS OF
MAXIMUM MORTGAGE RATE (%)       LOANS             CUT-OFF DATE            THE CUT-OFF DATE
-------------------------      ---------       ---------------------      -----------------
12.000                           1,287           $  561,735,031.97             100.00%
------                           -----           -----------------             ------
TOTAL                            1,287           $  561,735,031.97             100.00%
======                           =====           =================             ======


                                                                           % OF AGGREGATE
                               NUMBER OF         PRINCIPAL BALANCE        PRINCIPAL BALANCE
                               MORTGAGE        OUTSTANDING AS OF THE      OUTSTANDING AS OF
ORIGINAL TERM (MOS)             LOANS             CUT-OFF DATE            THE CUT-OFF DATE
-------------------            ---------       ---------------------      -----------------
300                              1,287           $  561,735,031.97             100.00%
-----                            -----           -----------------             ------
TOTAL                            1,287           $  561,735,031.97             100.00%
=====                            =====           =================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 1 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                           % OF AGGREGATE
                                NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
REMAINING TERM (MOS)             LOANS             CUT-OFF DATE            THE CUT-OFF DATE
--------------------            ---------      ---------------------      -----------------
290                                   5           $   3,068,395.45               0.55%
291                                  26              11,815,935.29               2.10
292                                  25              11,762,088.17               2.09
293                                   4               2,114,267.57               0.38
294                                  13               7,322,287.69               1.30
295                                  11               6,719,737.22               1.20
296                                  26              12,396,585.47               2.21
297                                 178              79,663,482.18              14.18
298                                 393             169,677,089.42              30.21
299                                 390             177,404,781.87              31.58
300                                 216              79,790,381.64              14.20
-----                             -----           ----------------             ------
TOTAL                             1,287           $ 561,735,031.97             100.00%
=====                             =====           ================             ======

                                                                         % OF AGGREGATE
                              NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                              MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
IO REMAINING TERM (MOS)         LOANS            CUT-OFF DATE           THE CUT-OFF DATE
-----------------------       ---------      ---------------------      -----------------
110                                 5          $   3,068,395.45                 0.55%
111                                26             11,815,935.29                 2.10
112                                25             11,762,088.17                 2.09
113                                 4              2,114,267.57                 0.38
114                                13              7,322,287.69                 1.30
115                                11              6,719,737.22                 1.20
116                                26             12,396,585.47                 2.21
117                               178             79,663,482.18                14.18
118                               393            169,677,089.42                30.21
119                               390            177,404,781.87                31.58
120                               216             79,790,381.64                14.20
-----                           -----          ----------------               ------
TOTAL                           1,287          $ 561,735,031.97               100.00%
=====                           =====          ================               ======

                                                                       % OF AGGREGATE
                            NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                            MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
RATE CHANGE DATE              LOANS            CUT-OFF DATE           THE CUT-OFF DATE
----------------            ---------      ---------------------      -----------------
03/01/2003                    1,070          $  481,368,650.33              85.69%
04/01/2003                      217              80,366,381.64              14.31
----------                    -----          -----------------             ------
TOTAL                         1,287          $  561,735,031.97             100.00%
==========                    =====          =================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 1 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                           % OF AGGREGATE
                                NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
ORIGINAL LTV (%)                 LOANS            CUT-OFF DATE            THE CUT-OFF DATE
----------------                ---------      ---------------------      -----------------
0.01 to 10.00                         4          $     606,728.00                0.11%
10.01 to 20.00                       28              7,551,368.06                1.34
20.01 to 30.00                       52             17,435,940.58                3.10
30.01 to 40.00                       88             39,167,797.57                6.97
40.01 to 50.00                      151             62,319,150.83               11.09
50.01 to 60.00                      170             85,820,365.41               15.28
60.01 to 70.00                      212            112,002,813.44               19.94
70.01 to 75.00                      174             83,030,549.12               14.78
75.01 to 80.00                      284            102,050,671.34               18.17
80.01 to 85.00                       19              8,346,953.68                1.49
85.01 to 90.00                       28             10,880,561.35                1.94
90.01 to 95.00                       29              8,771,025.34                1.56
95.01 to 100.00                      48             23,751,107.25                4.23
---------------                   -----          ----------------              ------
TOTAL                             1,287          $ 561,735,031.97              100.00%
===============                   =====          ================              ======

                                                                           % OF AGGREGATE
                                NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
EFFECTIVE LTV (%)                 LOANS            CUT-OFF DATE            THE CUT-OFF DATE
-----------------               ---------      ---------------------      -----------------
0.01 to 10.00                         4          $     606,728.00                0.11%
10.01 to 20.00                       28              7,551,368.06                1.34
20.01 to 30.00                       52             17,435,940.58                3.10
30.01 to 40.00                       90             39,518,397.57                7.04
40.01 to 50.00                      174             74,724,233.00               13.30
50.01 to 60.00                      171             91,008,752.94               16.20
60.01 to 70.00                      266            137,358,187.06               24.45
70.01 to 75.00                      171             80,713,549.12               14.37
75.01 to 80.00                      282            100,841,006.08               17.95
80.01 to 85.00                       14              3,367,486.05                0.60
85.01 to 90.00                       17              4,609,665.85                0.82
90.01 to 95.00                       18              3,999,717.66                0.71
--------------                    -----          ----------------              ------
TOTAL                             1,287          $ 561,735,031.97              100.00%
==============                    =====          ================              ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 1 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                   % OF AGGREGATE
                        NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                        MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
CREDIT SCORE              LOANS            CUT-OFF DATE           THE CUT-OFF DATE
------------            ---------      ---------------------      -----------------
526 to 550                    1          $     300,600.00                0.05%
551 to 575                    1                845,000.00                0.15
576 to 600                    1                108,447.49                0.02
601 to 625                   20             11,849,244.75                2.11
626 to 650                   43             23,607,431.22                4.20
651 to 675                   99             45,339,860.30                8.07
676 to 700                  147             81,578,246.42               14.52
701 to 725                  215             90,237,328.61               16.06
726 to 750                  190             84,219,213.52               14.99
751 to 775                  290            125,117,394.39               22.27
776 to 800                  240             87,680,933.48               15.61
801 to 820                   39             10,403,331.79                1.85
821 >=                        1                448,000.00                0.08
----------                -----          ----------------              ------
TOTAL                     1,287          $ 561,735,031.97              100.00%
==========                =====          ================              ======

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
  DOCUMENTATION             LOANS            CUT-OFF DATE           THE CUT-OFF DATE
------------------        ---------      ---------------------      -----------------
Full                          792          $  390,495,254.78               69.52%
Alternative                   197              67,626,838.45               12.04
Stated                         98              37,373,597.00                6.65
No Income/No Ratio            200              66,239,341.74               11.79
------------------          -----          -----------------              ------
TOTAL                       1,287          $  561,735,031.97              100.00%
==================          =====          =================              ======

                                                                   % OF AGGREGATE
                        NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                        MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
 OCCUPANCY               LOANS             CUT-OFF DATE           THE CUT-OFF DATE
------------            ---------      ---------------------      -----------------
Primary                   1,125          $  496,146,355.72              88.32%
Second Home                 102              51,089,644.69               9.09
Investment                   60              14,499,031.56               2.58
------------              -----          -----------------             ------
TOTAL                     1,287          $  561,735,031.97             100.00%
============              =====          =================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 1 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
     PROPERTY TYPE          LOANS            CUT-OFF DATE           THE CUT-OFF DATE
-----------------------   ---------      ---------------------      -----------------
Single Family Residence     1,136          $  509,364,312.05              90.68%
Condo                         108              37,805,344.51               6.73
2-4 Family                     16               6,357,492.06               1.13
Co-op                          13               4,600,660.00               0.82
Deminimus PUD                  14               3,607,223.35               0.64
-----------------------     -----          -----------------             ------
TOTAL                       1,287          $  561,735,031.97             100.00%
=======================     =====          =================             ======

                                                                   % OF AGGREGATE
                        NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                        MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
       PURPOSE            LOANS            CUT-OFF DATE           THE CUT-OFF DATE
---------------------   ---------      ---------------------      -----------------
Purchase                    246          $  124,723,713.26              22.20%
Refinance - Rate Term       537             197,821,010.66              35.22
Refinance - Cashout         504             239,190,308.05              42.58
---------------------     -----          -----------------             ------
TOTAL                     1,287          $  561,735,031.97             100.00%
=====================     =====          =================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 1 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                      % OF AGGREGATE
                                             PRINCIPAL BALANCE       PRINCIPAL BALANCE
      GEOGRAPHIC            NUMBER OF      OUTSTANDING AS OF THE   OUTSTANDING AS OF THE
        AREA             MORTGAGE LOANS        CUT-OFF DATE            CUT-OFF DATE
--------------------     --------------    ---------------------   ---------------------
Alabama                          15           $  3,733,416.52               0.66%
Alaska                            1                410,000.00               0.07
Arizona                          53             16,093,298.31               2.86
Arkansas                          8              2,540,073.00               0.45
California                      255            150,502,406.19              26.79
Colorado                         45             22,973,435.86               4.09
Connecticut                      30             19,089,853.94                3.4
Delaware                          4                815,318.47               0.15
District of Columbia              5              1,786,134.08               0.32
Florida                         102             41,335,954.35               7.36
Georgia                          35             18,428,412.95               3.28
Hawaii                            2              1,553,000.00               0.28
Idaho                             4              2,323,750.00               0.41
Illinois                         43             13,059,276.72               2.32
Indiana                          23              8,500,673.65               1.51
Iowa                              1                256,000.00               0.05
Kansas                           12              3,968,415.94               0.71
Kentucky                         10              4,285,826.68               0.76
Louisiana                         4              1,791,000.00               0.32
Maryland                         24             10,651,302.76                1.9
Massachusetts                    24             14,130,739.97               2.52
Michigan                         22              8,522,129.31               1.52
Minnesota                        16              7,997,996.38               1.42
Mississippi                       1                105,000.00               0.02
Missouri                         35             12,764,133.02               2.27
Montana                           2                242,773.99               0.04
Nebraska                          7              1,505,424.19               0.27
Nevada                           13              8,939,814.62               1.59
New Hampshire                     5              3,603,954.41               0.64
New Jersey                       77             33,630,934.47               5.99
New Mexico                        3              1,066,200.00               0.19
New York                         65             32,335,728.01               5.76
North Carolina                   27              7,795,351.94               1.39
North Dakota                      1                159,263.00               0.03
Ohio                             10              2,279,021.12               0.41
Oklahoma                          4                695,878.74               0.12
Oregon                            9              2,521,111.18               0.45
Pennsylvania                     20              7,067,018.22               1.26
Rhode Island                      1                350,000.00               0.06
South Carolina                   46             16,285,109.78                2.9
Tennessee                        17              3,174,285.74               0.57
Texas                            60             19,561,519.12               3.48
Utah                              9              5,447,993.71               0.97
Vermont                           5              1,936,125.00               0.34
Virginia                         96             30,663,758.96               5.46
Washington                       14              5,464,764.61               0.97
West Virginia                     1                204,500.00               0.04
Wisconsin                        13              2,512,456.15               0.45
Wyoming                           8              6,674,496.91               1.19
--------------------          -----           ---------------             ------
TOTAL:                        1,287           $561,735,031.97             100.00%
====================          =====           ===============             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 2 MORTGAGE LOANS
                             As of the Cut-off Date

TOTAL CURRENT BALANCE                      $1,066,162,419
TOTAL NUMBER OF LOANS                               2,840

                                              Average/Weighted
                                                 Average(1)                 Minimum                 Maximum
CURRENT BALANCE                                $  375,409                 $  4,178              $ 3,000,000
ORIGINAL BALANCE                               $  376,201                 $  16,000             $ 3,000,000

LOAN RATE                                           3.359%                   2.375%                   6.125%
SERVICING FEE                                       0.250%                   0.250%                   0.250%
NET LOAN RATE                                       3.109%                   2.125%                   5.875%

GROSS MARGIN                                        1.897%                   1.000%                   2.625%
MAXIMUM LOAN RATE                                  12.000%                  12.000%                  12.000%

ORIGINAL LTV                                        64.63%                    6.00%                  100.00%
EFFECTIVE LTV                                       62.04%                    6.00%                   95.00%

CREDIT SCORE                                          728                      521                      900

ORIGINAL TERM                                         300                      300                      300
REMAINING TERM                                        299                      290                      300
SEASONING                                               1                        0                       10

NEXT RATE RESET                                  Jul 02, 2003             Mar 01, 2003             Aug 01, 2003
NEXT RATE ADJ FREQ                                      5                        1                        6
SUBSEQUENT RATE ADJ FREQ                                6                        6                        6

IO ORIGINAL TERM                                      120                      120                      120
IO REMAINING TERM                                     119                      110                      120

TOP STATE CONCENTRATION ($)              CA(16.0%),FL(9.2%),NY(6.9%)

FIRST PAY DATE                                                            May 01, 2002             Mar 01, 2003
RATE CHANGE DATE                                                          Mar 01, 2003             Aug 01, 2003
MATURITY DATE                                                             Apr 01, 2027             Feb 01, 2028

(1) Based on current balances

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 2 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                                          % OF AGGREGATE
                                                           PRINCIPAL BALANCE             PRINCIPAL BALANCE
                                                         OUTSTANDING AS OF THE         OUTSTANDING AS OF THE
   INDEX              NUMBER OF MORTGAGE LOANS               CUT-OFF DATE                  CUT-OFF DATE
-------------         ------------------------           ---------------------         ---------------------
6 Month LIBOR                  2,840                       $ 1,066,162,418.51                  100.00%
-------------                  -----                       ------------------                  ------
TOTAL                          2,840                       $ 1,066,162,418.51                  100.00%
=============                  =====                       ==================                  ======

                                                                                            % OF AGGREGATE
                                                              PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                                            OUTSTANDING AS OF THE        OUTSTANDING AS OF THE
DELINQUENCY IN MONTHS    NUMBER OF MORTGAGE LOANS                CUT-OFF DATE                CUT-OFF DATE
---------------------    ------------------------           ---------------------        ---------------------
Current                           2,840                       $ 1,066,162,418.51                 100.00%
-------                           -----                       ------------------                 ------
TOTAL                             2,840                       $ 1,066,162,418.51                 100.00%
=======                           =====                       ==================                 ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 2 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                               % OF AGGREGATE
                                    NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                    MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
     CURRENT BALANCE($)              LOANS             CUT-OFF DATE           THE CUT-OFF DATE
----------------------------        ---------      ---------------------      -----------------
0.01 to 25,000.00                         5          $       82,974.22              0.01%
25,000.01 to 50,000.00                   30               1,153,200.99              0.11
50,000.01 to 75,000.00                   92               5,902,290.16              0.55
75,000.01 to 100,000.00                 145              12,998,870.06              1.22
100,000.01 to 200,000.00                727             108,910,313.04             10.22
200,000.01 to 300,000.00                587             146,294,321.45             13.72
300,000.01 to 400,000.00                370             129,316,652.83             12.13
400,000.01 to 500,000.00                270             122,159,912.86             11.46
500,000.01 to 600,000.00                170              94,192,118.83              8.83
600,000.01 to 700,000.00                105              67,961,104.99              6.37
700,000.01 to 800,000.00                 69              51,969,207.23              4.87
800,000.01 to 900,000.00                 43              36,953,532.35              3.47
900,000.01 to 1,000,000.00               86              83,567,071.08              7.84
1,000,000.01 to 1,500,000.00             96             116,403,715.85             10.92
1,500,000.01 to 2,000,000.00             38              69,689,374.57              6.54
2,000,000.01 to 2,500,000.00              2               4,337,759.00              0.41
2,500,000.01 to 3,000,000.00              5              14,269,999.00              1.34
----------------------------          -----          -----------------            ------
TOTAL                                 2,840          $1,066,162,418.51            100.00%
============================          =====          =================            ======

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
  LOAN RATE (%)             LOANS            CUT-OFF DATE           THE CUT-OFF DATE
---------------           ---------      ---------------------      -----------------
2.251 to 2.500                  9          $    6,248,695.02               0.59%
2.501 to 2.750                 17               8,784,501.64               0.82
2.751 to 3.000                564             177,200,613.74              16.62
3.001 to 3.250                379             130,187,460.45              12.21
3.251 to 3.500              1,581             599,816,111.57              56.26
3.501 to 3.750                187              86,427,611.06               8.11
3.751 to 4.000                 91              45,556,119.18               4.27
4.001 to 4.250                  9               6,247,287.61               0.59
4.251 to 4.500                  2               2,994,018.24               0.28
6.001 to 6.250                  1               2,700,000.00               0.25
---------------             -----          -----------------             ------
TOTAL                       2,840          $1,066,162,418.51             100.00%
===============             =====          =================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 2 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                         % OF AGGREGATE
                              NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                              MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
GROSS MARGIN (%)               LOANS            CUT-OFF DATE            THE CUT-OFF DATE
----------------              ---------      ---------------------      -----------------
1.000                               7          $    5,822,445.03              0.55%
1.125                               3                 966,249.99              0.09
1.375                              21               9,681,205.34              0.91
1.500                               6               2,023,300.00              0.19
1.625                             854             281,316,479.74             26.39
1.750                              41              13,256,801.71              1.24
1.875                             237              80,393,655.01              7.54
2.000                           1,506             567,300,124.20             53.21
2.125                              77              45,513,114.46              4.27
2.250                              85              51,319,044.03              4.81
2.375                               1               2,750,000.00              0.26
2.500                               1               2,999,999.00              0.28
2.625                               1               2,820,000.00              0.26
-----                           -----         ------------------            ------
TOTAL                           2,840         $ 1,066,162,418.51            100.00%
=====                           =====         ==================            ======

                                                                       % OF AGGREGATE
                            NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                            MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
MAXIMUM LOAN RATE (%)         LOANS            CUT-OFF DATE           THE CUT-OFF DATE
---------------------       ---------      ---------------------      -----------------
12.000                        2,840          $1,066,162,418.51             100.00%
------                        -----          -----------------             ------
TOTAL                         2,840          $1,066,162,418.51             100.00%
=====                         =====          =================             ======

                                                                      % OF AGGREGATE
                           NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                           MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
ORIGINAL TERM (MOS)          LOANS            CUT-OFF DATE           THE CUT-OFF DATE
-------------------        ---------      ---------------------      -----------------
300                          2,840          $1,066,162,418.51              100.00%
-----                        -----          -----------------              ------
TOTAL                        2,840          $1,066,162,418.51              100.00%
=====                        =====          =================              ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 2 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                       % OF AGGREGATE
                            NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                            MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
REMAINING TERM (MOS)          LOANS            CUT-OFF DATE           THE CUT-OFF DATE
--------------------        ---------      ---------------------      -----------------
290                              13          $    4,203,925.17               0.39%
291                              47              22,804,511.19               2.14
292                              25              12,264,340.67               1.15
293                               9               7,423,321.14               0.70
294                              30              13,332,818.09               1.25
295                              28              13,525,804.63               1.27
296                              32              13,899,211.89               1.30
297                             112              41,964,485.51               3.94
298                              92              44,312,036.59               4.16
299                           1,583             592,887,559.26              55.61
300                             869             299,544,404.37              28.10
-----                         -----          -----------------             ------
TOTAL                         2,840          $1,066,162,418.51             100.00%
=====                         =====          =================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 2 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                      % OF AGGREGATE
                           NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
 IO REMAINING TERM          MORTGAGE      OUTSTANDING AS OF THE      OUTSTANDING AS OF
       (MOS)                 LOANS            CUT-OFF DATE            THE CUT-OFF DATE
------------------         ---------      ---------------------      -----------------
110                             13          $    4,203,925.17                0.39%
111                             47              22,804,511.19                2.14
112                             25              12,264,340.67                1.15
113                              9               7,423,321.14                0.70
114                             30              13,332,818.09                1.25
115                             28              13,525,804.63                1.27
116                             32              13,899,211.89                1.30
117                            112              41,964,485.51                3.94
118                             92              44,312,036.59                4.16
119                          1,583             592,887,559.26               55.61
120                            869             299,544,404.37               28.10
-----                        -----          -----------------              ------
TOTAL                        2,840          $1,066,162,418.51              100.00%
=====                        =====          =================              ======

                                                                       % OF AGGREGATE
                            NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                            MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
 RATE CHANGE DATE            LOANS             CUT-OFF DATE           THE CUT-OFF DATE
------------------          ---------      ---------------------      -----------------
03/01/2003                       29          $   13,480,783.75               1.26%
04/01/2003                       43              17,930,557.94               1.68
05/01/2003                      160              64,909,469.04               6.09
06/01/2003                      116              56,435,904.92               5.29
07/01/2003                    1,590             599,882,980.40              56.27
08/01/2003                      902             313,522,722.46              29.41
----------                    -----          -----------------             ------
TOTAL                         2,840          $1,066,162,418.51             100.00%
==========                    =====          =================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 2 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                      % OF AGGREGATE
                           NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                           MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
ORIGINAL LTV (%)            LOANS             CUT-OFF DATE           THE CUT-OFF DATE
----------------           ---------      ---------------------      -----------------
0.01 to 10.00                    5          $    1,243,995.78                0.12%
10.01 to 20.00                  59              16,816,626.87                1.58
20.01 to 30.00                 137              42,813,094.90                4.02
30.01 to 40.00                 207              65,953,498.48                6.19
40.01 to 50.00                 323             112,558,831.68               10.56
50.01 to 60.00                 347             145,069,368.51               13.61
60.01 to 70.00                 531             232,199,765.22               21.78
70.01 to 75.00                 358             150,945,750.15               14.16
75.01 to 80.00                 544             179,316,316.75               16.82
80.01 to 85.00                  36              13,641,173.34                1.28
85.01 to 90.00                  80              23,246,280.48                2.18
90.01 to 95.00                  98              27,569,925.44                2.59
95.01 to 100.00                115              54,787,790.91                5.14
---------------              -----          -----------------              ------
TOTAL                        2,840          $1,066,162,418.51              100.00%
===============              =====          =================              ======

                                                                      % OF AGGREGATE
                           NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                           MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
 EFFECTIVE LTV (%)           LOANS            CUT-OFF DATE           THE CUT-OFF DATE
------------------         ---------      ---------------------      -----------------
0.01 to 10.00                    5          $    1,243,995.78                0.12%
10.01 to 20.00                  59              16,816,626.87                1.58
20.01 to 30.00                 137              42,813,094.90                4.02
30.01 to 40.00                 207              65,953,498.48                6.19
40.01 to 50.00                 370             128,614,165.47               12.06
50.01 to 60.00                 352             151,110,546.00               14.17
60.01 to 70.00                 690             305,733,147.00               28.68
70.01 to 75.00                 350             148,373,898.15               13.92
75.01 to 80.00                 528             172,622,681.44               16.19
80.01 to 85.00                  23               7,216,799.50                0.68
85.01 to 90.00                  48              10,562,190.07                0.99
90.01 to 95.00                  71              15,101,774.85                1.42
--------------               -----          -----------------              ------
TOTAL                        2,840          $1,066,162,418.51              100.00%
==============               =====          =================              ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 2 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
CREDIT SCORE               LOANS             CUT-OFF DATE           THE CUT-OFF DATE
------------              ---------      ---------------------      -----------------
None                            2          $      210,520.00                0.02%
1 to 525                        1                 519,000.00                0.05
526 to 550                      1                 316,000.00                0.03
551 to 575                      7               3,411,786.37                0.32
576 to 600                     12               5,389,098.05                0.51
601 to 625                     44              16,795,103.78                1.58
626 to 650                    120              49,325,552.60                4.63
651 to 675                    219              89,308,622.06                8.38
676 to 700                    329             132,312,515.35               12.41
701 to 725                    380             159,689,727.79               14.98
726 to 750                    479             195,034,605.69               18.29
751 to 775                    599             221,634,938.84               20.79
776 to 800                    532             165,170,844.43               15.49
801 to 820                    113              26,777,170.55                2.51
821 >=                          2                 266,933.00                0.03
----------                  -----          -----------------              ------
TOTAL                       2,840          $1,066,162,418.51              100.00%
==========                  =====          =================              ======

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
DOCUMENTATION              LOANS             CUT-OFF DATE           THE CUT-OFF DATE
-------------             ---------      ---------------------      -----------------
Full                        1,465          $   639,243,852.71              59.96%
Alternative                   498              161,370,426.28              15.14
Stated                        268               84,770,368.23               7.95
No Income/No Ratio            609              180,777,771.29              16.96
------------------          -----          ------------------             ------
TOTAL                       2,840          $ 1,066,162,418.51             100.00%
==================          =====          ==================             ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 2 MORTGAGE LOANS
                             As of the Cut-off Date

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
 OCCUPANCY                 LOANS             CUT-OFF DATE           THE CUT-OFF DATE
-------------             ---------      ---------------------      -----------------
Primary                     2,497          $  931,629,657.58               87.38%
Second Home                   233             107,039,107.85               10.04
Investment                    110              27,493,653.08                2.58
-----------                 -----          -----------------              ------
TOTAL                       2,840          $1,066,162,418.51              100.00%
===========                 =====          =================              ======

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
    PROPERTY TYPE          LOANS             CUT-OFF DATE           THE CUT-OFF DATE
-----------------------   ---------      ---------------------      -----------------
Single Family Residence     2,437          $  943,980,395.01               88.54%
Condo                         282              85,879,333.15                8.05
2-4 Family                     30              11,925,553.28                1.12
Co-op                          37              14,264,435.00                1.34
Deminimus PUD                  54              10,112,702.07                0.95
-----------------------     -----          -----------------              ------
TOTAL                       2,840          $1,066,162,418.51              100.00%
=======================     =====          =================              ======

                                                                     % OF AGGREGATE
                          NUMBER OF        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                          MORTGAGE       OUTSTANDING AS OF THE      OUTSTANDING AS OF
       PURPOSE              LOANS             CUT-OFF DATE           THE CUT-OFF DATE
---------------------     ---------      ---------------------      -----------------
Purchase                      471          $  203,433,291.09               19.08%
Refinance - Rate Term       1,322             429,899,326.91               40.32
Refinance - Cashout         1,047             432,829,800.51               40.60
---------------------       -----          -----------------              ------
TOTAL                       2,840          $1,066,162,418.51              100.00%
=====================       =====          =================              ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                             GROUP 2 MORTGAGE LOANS
                             As of the Cut-off Date

 GEOGRAPHIC                           NUMBER OF     PRINCIPAL BALANCE OUTSTANDING       % OF AGGREGATE PRINCIPAL BALANCE
    AREA                           MORTGAGE LOANS      AS OF THE CUT-OFF DATE           OUTSTANDING AS OF THE CUT-OFF DATE
--------------------               --------------   -----------------------------       ----------------------------------
Alabama                                   38              $    8,952,876.37                           0.84%
Alaska                                     2                     681,400.00                           0.06
Arizona                                   58                  22,075,552.84                           2.07
Arkansas                                  14                   2,224,773.00                           0.21
California                               298                 170,756,108.29                          16.02
Colorado                                 103                  48,655,204.18                           4.56
Connecticut                               63                  35,711,580.95                           3.35
Delaware                                   7                   1,780,808.80                           0.17
District of Columbia                      17                   9,639,111.36                            0.9
Florida                                  266                  98,604,245.82                           9.25
Georgia                                   64                  34,377,822.96                           3.22
Hawaii                                    15                   7,085,444.27                           0.66
Idaho                                     10                   1,719,382.67                           0.16
Illinois                                 135                  51,974,966.48                           4.87
Indiana                                   59                  13,075,249.54                           1.23
Iowa                                      19                   4,353,806.59                           0.41
Kansas                                    18                   3,434,868.44                           0.32
Kentucky                                  26                   7,329,034.20                           0.69
Louisiana                                 18                   5,165,372.75                           0.48
Maine                                     15                   3,625,501.95                           0.34
Maryland                                  58                  19,712,686.99                           1.85
Massachusetts                             66                  26,859,299.57                           2.52
Michigan                                 107                  34,165,132.83                            3.2
Minnesota                                 51                  17,580,861.85                           1.65
Mississippi                                5                     715,802.00                           0.07
Missouri                                  36                  10,374,661.00                           0.97
Montana                                    7                   2,654,164.34                           0.25
Nebraska                                  19                   4,241,171.87                            0.4
Nevada                                    70                  28,167,986.31                           2.64
New Hampshire                              9                   3,761,078.15                           0.35
New Jersey                               177                  71,398,406.01                            6.7
New Mexico                                15                   4,481,523.31                           0.42
New York                                 159                  73,901,293.49                           6.93
North Carolina                            93                  27,296,799.76                           2.56
North Dakota                               3                     436,500.00                           0.04
Ohio                                      89                  21,558,751.33                           2.02
Oklahoma                                  13                   2,740,101.45                           0.26
Oregon                                    12                   2,281,815.00                           0.21
Pennsylvania                              57                  19,532,346.98                           1.83
Rhode Island                              10                   2,639,891.38                           0.25
South Carolina                            58                  15,552,991.26                           1.46
South Dakota                               2                     928,500.00                           0.09
Tennessee                                 48                  12,265,743.81                           1.15
Texas                                    188                  57,108,898.16                           5.36
Utah                                      19                   5,091,773.11                           0.48
Vermont                                    8                   2,254,154.54                           0.21
Virginia                                 131                  40,883,386.94                           3.83
Virgin Islands                             8                   2,403,405.11                           0.23
Washington                                36                  11,415,345.81                           1.07
West Virginia                              6                   1,084,250.00                            0.1
Wisconsin                                 29                   9,402,267.69                           0.88
Wyoming                                    6                   2,048,317.00                           0.19
--------------------                   -----              -----------------                         ------
TOTAL:                                 2,840              $1,066,162,418.51                         100.00%
====================                   =====              =================                         ======

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO CALL (1)

                   PERCENTAGE OF CLASS 1A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%       CPR 15%        CPR 20%        CPR 25%        CPR 30%
----------------------------       -----------   -----------    -----------    -----------    -----------
Initial                                100           100            100            100            100
25-Feb-04                               90            85             79             74             69
25-Feb-05                               80            71             63             55             47
25-Feb-06                               72            60             50             41             33
25-Feb-07                               65            51             40             30             23
25-Feb-08                               58            43             32             23             16
25-Feb-09                               52            36             25             17             11
25-Feb-10                               46            31             20             13              0
25-Feb-11                               42            26             16             10              0
25-Feb-12                               38            22             13              0              0
25-Feb-13                               33            19             10              0              0
25-Feb-14                               28            15              0              0              0
25-Feb-15                               24            12              0              0              0
25-Feb-16                               20            10              0              0              0
25-Feb-17                               17             0              0              0              0
25-Feb-18                               14             0              0              0              0
25-Feb-19                               12             0              0              0              0
25-Feb-20                                0             0              0              0              0

Average Life (years) (1)              7.47          5.30           3.97           3.10           2.49
First Principal Payment Date        Mar-03        Mar-03         Mar-03         Mar-03         Mar-03
Last Principal Payment Date         Jan-20        Mar-16         May-13         Mar-11         Aug-09

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO CALL (1)

                   PERCENTAGE OF CLASS 2A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%       CPR 15%        CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------   -----------    -----------    -----------    -----------
Initial                                100           100            100            100            100
25-Feb-04                               90            85             79             74             69
25-Feb-05                               80            71             63             55             47
25-Feb-06                               72            60             50             41             33
25-Feb-07                               65            51             40             30             23
25-Feb-08                               58            43             32             23             16
25-Feb-09                               52            36             25             17             11
25-Feb-10                               46            31             20             13              0
25-Feb-11                               42            26             16             10              0
25-Feb-12                               38            22             13              0              0
25-Feb-13                               34            19             10              0              0
25-Feb-14                               29            15              0              0              0
25-Feb-15                               24            12              0              0              0
25-Feb-16                               20            10              0              0              0
25-Feb-17                               17             0              0              0              0
25-Feb-18                               14             0              0              0              0
25-Feb-19                               12             0              0              0              0
25-Feb-20                                0             0              0              0              0

Average Life (years) (1)              7.48          5.30           3.97           3.10           2.49
First Principal Payment Date        Mar-03        Mar-03         Mar-03         Mar-03         Mar-03
Last Principal Payment Date         Jan-20        Mar-16         May-13         Mar-11         Aug-09

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO CALL (1)

                   PERCENTAGE OF CLASS 2A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%       CPR 15%        CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------   -----------    -----------    -----------    -----------
Initial                                100           100            100            100            100
25-Feb-04                               90            85             79             74             69
25-Feb-05                               80            71             63             55             47
25-Feb-06                               72            60             50             41             33
25-Feb-07                               65            51             40             30             23
25-Feb-08                               58            43             32             23             16
25-Feb-09                               52            36             25             17             11
25-Feb-10                               46            31             20             13              0
25-Feb-11                               42            26             16             10              0
25-Feb-12                               38            22             13              0              0
25-Feb-13                               34            19             10              0              0
25-Feb-14                               29            15              0              0              0
25-Feb-15                               24            12              0              0              0
25-Feb-16                               20            10              0              0              0
25-Feb-17                               17             0              0              0              0
25-Feb-18                               14             0              0              0              0
25-Feb-19                               12             0              0              0              0
25-Feb-20                                0             0              0              0              0

Average Life (years) (1)              7.48          5.30           3.97           3.10           2.49
First Principal Payment Date        Mar-03        Mar-03         Mar-03         Mar-03         Mar-03
Last Principal Payment Date         Jan-20        Mar-16         May-13         Mar-11         Aug-09

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO CALL (1)

                   PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%        CPR 15%        CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------   ------------   ------------   ------------   ------------
Initial                                100            100            100            100            100
25-Feb-04                              100            100            100            100            100
25-Feb-05                              100            100            100            100            100
25-Feb-06                              100            100            100             92             84
25-Feb-07                              100            100             83             69             59
25-Feb-08                              100             90             66             52             41
25-Feb-09                              100             76             53             39             29
25-Feb-10                               96             65             43             29              0
25-Feb-11                               86             55             34             22              0
25-Feb-12                               78             47             27              0              0
25-Feb-13                               69             40             22              0              0
25-Feb-14                               59             32              0              0              0
25-Feb-15                               50             26              0              0              0
25-Feb-16                               42             20              0              0              0
25-Feb-17                               35              0              0              0              0
25-Feb-18                               29              0              0              0              0
25-Feb-19                               24              0              0              0              0
25-Feb-20                                0              0              0              0              0

Average Life (years) (1)             12.30           8.95           6.75           5.46           4.62
First Principal Payment Date        Oct-09         Jul-07         May-06         Aug-05         Mar-05
Last Principal Payment Date         Jan-20         Mar-16         May-13         Mar-11         Aug-09

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO CALL (1)

                   PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%        CPR 15%        CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------   ------------    -----------    ------------   -----------
Initial                                100            100            100            100            100
25-Feb-04                              100            100            100            100            100
25-Feb-05                              100            100            100            100            100
25-Feb-06                              100            100            100             92             84
25-Feb-07                              100            100             83             69             59
25-Feb-08                              100             90             66             52             41
25-Feb-09                              100             76             53             39             29
25-Feb-10                               96             65             43             29              0
25-Feb-11                               86             55             34             22              0
25-Feb-12                               78             47             27              0              0
25-Feb-13                               69             40             22              0              0
25-Feb-14                               59             32              0              0              0
25-Feb-15                               50             26              0              0              0
25-Feb-16                               42             20              0              0              0
25-Feb-17                               35              0              0              0              0
25-Feb-18                               29              0              0              0              0
25-Feb-19                               24              0              0              0              0
25-Feb-20                                0              0              0              0              0

Average Life (years) (1)             12.30           8.95           6.75           5.46           4.62
First Principal Payment Date        Oct-09         Jul-07         May-06         Aug-05         Mar-05
Last Principal Payment Date         Jan-20         Mar-16         May-13         Mar-11         Aug-09

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO CALL (1)

                   PERCENTAGE OF CLASS B-3A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%        CPR 15%        CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------    -----------    -----------    -----------    -----------
Initial                                100            100            100            100            100
25-Feb-04                              100            100            100            100            100
25-Feb-05                              100            100            100            100            100
25-Feb-06                              100            100            100             92             84
25-Feb-07                              100            100             83             69             59
25-Feb-08                              100             90             66             52             41
25-Feb-09                              100             76             53             39             29
25-Feb-10                               96             65             43             29              0
25-Feb-11                               86             55             34             22              0
25-Feb-12                               78             47             27              0              0
25-Feb-13                               69             40             22              0              0
25-Feb-14                               59             32              0              0              0
25-Feb-15                               50             26              0              0              0
25-Feb-16                               42             20              0              0              0
25-Feb-17                               35              0              0              0              0
25-Feb-18                               29              0              0              0              0
25-Feb-19                               24              0              0              0              0
25-Feb-20                                0              0              0              0              0

Average Life (years) (1)             12.30           8.95           6.75           5.46           4.62
First Principal Payment Date        Oct-09         Jul-07         May-06         Aug-05         Mar-05
Last Principal Payment Date         Jan-20         Mar-16         May-13         Mar-11         Aug-09

(1) 10% Optional Clean-Up Call

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO MATURITY

                   PERCENTAGE OF CLASS 1A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%        CPR 15%       CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------    -----------   -----------    -----------    -----------
Initial                                100           100            100            100            100
25-Feb-04                               90            85             79             74             69
25-Feb-05                               80            71             63             55             47
25-Feb-06                               72            60             50             41             33
25-Feb-07                               65            51             40             30             23
25-Feb-08                               58            43             32             23             16
25-Feb-09                               52            36             25             17             11
25-Feb-10                               46            31             20             13              8
25-Feb-11                               42            26             16             10              5
25-Feb-12                               38            22             13              7              4
25-Feb-13                               33            19             10              5              3
25-Feb-14                               28            15              8              4              2
25-Feb-15                               24            12              6              3              1
25-Feb-16                               20            10              4              2              1
25-Feb-17                               17             8              3              1              *
25-Feb-18                               14             6              2              1              *
25-Feb-19                               12             5              2              1              *
25-Feb-20                                9             4              1              *              *
25-Feb-21                                7             3              1              *              *
25-Feb-22                                6             2              1              *              *
25-Feb-23                                4             1              *              *              *
25-Feb-24                                3             1              *              *              *
25-Feb-25                                2             1              *              *              *
25-Feb-26                                1             *              *              *              *
25-Feb-27                                1             *              *              *              *
25-Feb-28                                0             0              0              0              0

Average Life (years)                  7.77          5.64           4.29           3.39           2.75
First Principal Payment Date        Mar-03        Mar-03         Mar-03         Mar-03         Mar-03
Last Principal Payment Date         Dec-27        Dec-27         Dec-27         Dec-27         Dec-27

* = LESS THAN 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO MATURITY

                   PERCENTAGE OF CLASS 2A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%       CPR 15%        CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------   -----------    -----------    -----------    -----------
Initial                                100           100            100            100            100
25-Feb-04                               90            85             79             74             69
25-Feb-05                               80            71             63             55             47
25-Feb-06                               72            60             50             41             33
25-Feb-07                               65            51             40             30             23
25-Feb-08                               58            43             32             23             16
25-Feb-09                               52            36             25             17             11
25-Feb-10                               46            31             20             13              8
25-Feb-11                               42            26             16             10              5
25-Feb-12                               38            22             13              7              4
25-Feb-13                               34            19             10              5              3
25-Feb-14                               29            15              8              4              2
25-Feb-15                               24            12              6              3              1
25-Feb-16                               20            10              4              2              1
25-Feb-17                               17             8              3              1              1
25-Feb-18                               14             6              2              1              *
25-Feb-19                               12             5              2              1              *
25-Feb-20                                9             4              1              *              *
25-Feb-21                                8             3              1              *              *
25-Feb-22                                6             2              1              *              *
25-Feb-23                                5             1              *              *              *
25-Feb-24                                3             1              *              *              *
25-Feb-25                                2             1              *              *              *
25-Feb-26                                1             *              *              *              *
25-Feb-27                                1             *              *              *              *
25-Feb-28                                0             0              0              0              0

Average Life (years)                  7.79          5.65           4.29           3.39           2.75
First Principal Payment Date        Mar-03        Mar-03         Mar-03         Mar-03         Mar-03
Last Principal Payment Date         Jan-28        Jan-28         Jan-28         Jan-28         Jan-28

* = LESS THAN 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO MATURITY

                   PERCENTAGE OF CLASS 2A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%       CPR 15%        CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------   -----------    -----------    -----------    -----------
Initial                                100           100            100            100            100
25-Feb-04                               90            85             79             74             69
25-Feb-05                               80            71             63             55             47
25-Feb-06                               72            60             50             41             33
25-Feb-07                               65            51             40             30             23
25-Feb-08                               58            43             32             23             16
25-Feb-09                               52            36             25             17             11
25-Feb-10                               46            31             20             13              8
25-Feb-11                               42            26             16             10              5
25-Feb-12                               38            22             13              7              4
25-Feb-13                               34            19             10              5              3
25-Feb-14                               29            15              8              4              2
25-Feb-15                               24            12              6              3              1
25-Feb-16                               20            10              4              2              1
25-Feb-17                               17             8              3              1              1
25-Feb-18                               14             6              2              1              *
25-Feb-19                               12             5              2              1              *
25-Feb-20                                9             4              1              *              *
25-Feb-21                                8             3              1              *              *
25-Feb-22                                6             2              1              *              *
25-Feb-23                                5             1              *              *              *
25-Feb-24                                3             1              *              *              *
25-Feb-25                                2             1              *              *              *
25-Feb-26                                1             *              *              *              *
25-Feb-27                                1             *              *              *              *
25-Feb-28                                0             0              0              0              0

Average Life (years)                  7.79          5.65           4.29           3.39           2.75
First Principal Payment Date        Mar-03        Mar-03         Mar-03         Mar-03         Mar-03
Last Principal Payment Date         Jan-28        Jan-28         Jan-28         Jan-28         Jan-28

* = LESS THAN 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO MATURITY

                   PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%       CPR 15%        CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------   -----------    -----------    -----------    -----------
Initial                                100           100            100            100            100
25-Feb-04                              100           100            100            100            100
25-Feb-05                              100           100            100            100            100
25-Feb-06                              100           100            100             92             84
25-Feb-07                              100           100             83             69             59
25-Feb-08                              100            90             66             52             41
25-Feb-09                              100            76             53             39             29
25-Feb-10                               96            65             43             29             20
25-Feb-11                               86            55             34             22             14
25-Feb-12                               78            47             27             16             10
25-Feb-13                               69            40             22             12              7
25-Feb-14                               59            32             16              9              5
25-Feb-15                               50            26             12              6              3
25-Feb-16                               42            20              9              4              2
25-Feb-17                               35            16              7              3              1
25-Feb-18                               29            13              5              2              1
25-Feb-19                               24            10              4              1              1
25-Feb-20                               20             7              3              1              *
25-Feb-21                               16             6              2              1              *
25-Feb-22                               12             4              1              *              *
25-Feb-23                                9             3              1              *              *
25-Feb-24                                7             2              1              *              *
25-Feb-25                                5             1              *              *              *
25-Feb-26                                3             1              *              *              *
25-Feb-27                                1             *              *              *              *
25-Feb-28                                0             0              0              0              0

Average Life (years)                 12.95          9.67           7.43           6.12           5.27
First Principal Payment Date        Oct-09        Jul-07         May-06         Aug-05         Mar-05
Last Principal Payment Date         Jan-28        Jan-28         Jan-28         Jan-28         Jan-28

* = LESS THAN 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO MATURITY

                   PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%       CPR 15%        CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------   -----------    -----------    -----------    -----------
Initial                                100           100            100            100            100
25-Feb-04                              100           100            100            100            100
25-Feb-05                              100           100            100            100            100
25-Feb-06                              100           100            100             92             84
25-Feb-07                              100           100             83             69             59
25-Feb-08                              100            90             66             52             41
25-Feb-09                              100            76             53             39             29
25-Feb-10                               96            65             43             29             20
25-Feb-11                               86            55             34             22             14
25-Feb-12                               78            47             27             16             10
25-Feb-13                               69            40             22             12              7
25-Feb-14                               59            32             16              9              5
25-Feb-15                               50            26             12              6              3
25-Feb-16                               42            20              9              4              2
25-Feb-17                               35            16              7              3              1
25-Feb-18                               29            13              5              2              1
25-Feb-19                               24            10              4              1              1
25-Feb-20                               20             7              3              1              *
25-Feb-21                               16             6              2              1              *
25-Feb-22                               12             4              1              *              *
25-Feb-23                                9             3              1              *              *
25-Feb-24                                7             2              1              *              *
25-Feb-25                                5             1              *              *              *
25-Feb-26                                3             1              *              *              *
25-Feb-27                                1             *              *              *              *
25-Feb-28                                0             0              0              0              0

Average Life (years)                 12.95          9.67           7.43           6.12           5.27
First Principal Payment Date        Oct-09        Jul-07         May-06         Aug-05         Mar-05
Last Principal Payment Date         Jan-28        Jan-28         Jan-28         Jan-28         Jan-28

* = LESS THAN 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

TO MATURITY

                   PERCENTAGE OF CLASS B-3A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING
              DATE                   CPR 10%       CPR 15%        CPR 20%        CPR 25%        CPR 30%
-----------------------------      -----------   -----------    -----------    -----------    -----------
Initial                                100           100            100            100            100
25-Feb-04                              100           100            100            100            100
25-Feb-05                              100           100            100            100            100
25-Feb-06                              100           100            100             92             84
25-Feb-07                              100           100             83             69             59
25-Feb-08                              100            90             66             52             41
25-Feb-09                              100            76             53             39             29
25-Feb-10                               96            65             43             29             20
25-Feb-11                               86            55             34             22             14
25-Feb-12                               78            47             27             16             10
25-Feb-13                               69            40             22             12              7
25-Feb-14                               59            32             16              9              5
25-Feb-15                               50            26             12              6              3
25-Feb-16                               42            20              9              4              2
25-Feb-17                               35            16              7              3              1
25-Feb-18                               29            13              5              2              1
25-Feb-19                               24            10              4              1              1
25-Feb-20                               20             7              3              1              *
25-Feb-21                               16             6              2              1              *
25-Feb-22                               12             4              1              *              *
25-Feb-23                                9             3              1              *              *
25-Feb-24                                7             2              1              *              *
25-Feb-25                                5             1              *              *              *
25-Feb-26                                3             1              *              *              *
25-Feb-27                                1             *              *              *              *
25-Feb-28                                0             0              0              0              0

Average Life (years)                 12.95          9.67           7.43           6.12           5.27
First Principal Payment Date        Oct-09        Jul-07         May-06         Aug-05         Mar-05
Last Principal Payment Date         Jan-28        Jan-28         Jan-28         Jan-28         Jan-28

* = LESS THAN 0.5%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                         DISCOUNT MARGIN TABLE (TO CALL)

----------------------------------------------------------------------------------------------------------

PREPAYMENT SPEED        10 CPR           15 CPR          20 CPR             25 CPR             30 CPR
==========================================================================================================
1A
Price 100.0000            35               35              35                 35                 35
WAL                     7.47             5.30            3.97               3.10               2.49
Modified Duration       6.75             4.90            3.73               2.94               2.39
Principal Window    Mar03 - Jan20    Mar03 - Mar16   Mar03 - May13      Mar03 - Mar11      Mar03 - Aug09
----------------------------------------------------------------------------------------------------------
2A-1
Price 100.0000            35               35              35                 35                 35
WAL                     7.48             5.30            3.97               3.10               2.49
Modified Duration       6.76             4.90            3.73               2.94               2.39
Principal Window    Mar03 - Jan20    Mar03 - Mar16   Mar03 - May13      Mar03 - Mar11      Mar03 - Aug09
----------------------------------------------------------------------------------------------------------
2A-2
Price 100.0000            35               35              35                 35                 35
WAL                     7.48             5.30            3.97               3.10               2.49
Modified Duration       6.76             4.90            3.73               2.94               2.39
Principal Window    Mar03 - Jan20    Mar03 - Mar16   Mar03 - May13      Mar03 - Mar11      Mar03 - Aug09
----------------------------------------------------------------------------------------------------------
B-1
Price 100.0000            75               75              75                 75                 75
WAL                    12.30             8.95            6.75               5.46               4.62
Modified Duration      10.65             8.01            6.18               5.08               4.34
Principal Window    Mar03 - Jan20    Mar03 - Mar16   Mar03 - May13      Mar03 - Mar11      Mar03 - Aug09
----------------------------------------------------------------------------------------------------------
B-2
Price 100.000            150              150             150                150                150
WAL                    12.30             8.95            6.75               5.46               4.62
Modified Duration      10.14             7.70            6.00               4.95               4.25
Principal Window    Mar03 - Jan20    Mar03 - Mar16   Mar03 - May13      Mar03 - Mar11      Mar03 - Aug09
----------------------------------------------------------------------------------------------------------
B-3A
Price 97.0214            180              189             200                211                 221
WAL                    12.30             8.95            6.75               5.46                4.62
Modified Duration      10.06             7.64            5.95               4.91                4.21
Principal Window    Mar03 - Jan20    Mar03 - Mar16   Mar03 - May13      Mar03 - Mar11      Mar03 - Aug09
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                       DISCOUNT MARGIN TABLE (TO MATURITY)

---------------------------------------------------------------------------------------------------------

PREPAYMENT SPEED         10 CPR           15 CPR            20 CPR           25 CPR            30 CPR
=========================================================================================================
1A
Price 100.0000             36                37               37               38                38
WAL                      7.77              5.64             4.29             3.39              2.75
Modified Duration        6.97              5.16             3.99             3.19              2.61
Principal Window     Mar03 - Dec27    Mar03 - Dec27    Mar03 - Dec27    Mar03 - Dec27     Mar03 - Dec27
---------------------------------------------------------------------------------------------------------
2A-1
Price 100.0000             36                37               37               38                38
WAL                      7.79              5.65             4.29             3.39              2.75
Modified Duration        6.99              5.17             3.99             3.19              2.61
Principal Window     Mar03 - Jan28     Mar03 - Jan28    Mar03 - Jan28    Mar03 - Jan28     Mar03 - Jan28
---------------------------------------------------------------------------------------------------------
2A-2
Price 100.0000             36                37               37               37                38
WAL                      7.79              5.65             4.29             3.39              2.75
Modified Duration        6.99              5.17             3.99             3.19              2.61
Principal Window     Mar03 - Jan28     Mar03 - Jan28    Mar03 - Jan28    Mar03 - Jan28     Mar03 - Jan28
---------------------------------------------------------------------------------------------------------
B-1
Price 100.0000             76                77               78               78                79
WAL                     12.95              9.67             7.43             6.12              5.27
Modified Duration       11.09              8.53             6.70             5.61              4.88
Principal Window     Mar03 - Jan28     Mar03 - Jan28    Mar03 - Jan28    Mar03 - Jan28     Mar03 - Jan28
---------------------------------------------------------------------------------------------------------
B-2
Price 100.000             150               151              151              151               151
WAL                     12.95              9.67             7.43             6.12              5.27
Modified Duration       10.51              8.16             6.46             5.43              4.75
Principal Window     Mar03 - Jan28     Mar03 - Jan28    Mar03 - Jan28    Mar03 - Jan28     Mar03 - Jan28
---------------------------------------------------------------------------------------------------------
B-3A
Price 97.0214             179               187              197              206               214
WAL                     12.95              9.67             7.43             6.12              5.27
Modified Duration       10.42              8.07             6.38             5.37              4.69
Principal Window     Mar03 - Jan28     Mar03 - Jan28    Mar03 - Jan28    Mar03 - Jan28     Mar03 - Jan28
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                     CLASS X-1A PRICE/YIELD TABLE (TO CALL)

------------------------------------------------------------------------------------------------------------------------------------

Price            10 CPR        15 CPR         20 CPR         25 CPR         30 CPR         40 CPR         50 CPR         60 CPR
------------------------------------------------------------------------------------------------------------------------------------
2.31175           42.63         35.77          28.56          20.66          11.85          (8.23)        (32.33)        (58.69)
2.36175           41.42         34.58          27.39          19.49          10.66          (9.46)        (33.59)        (59.92)
2.41175           40.26         33.45          26.27          18.36           9.52         (10.64)        (34.80)        (61.10)
2.46175           39.15         32.36          25.19          17.27           8.41         (11.78)        (35.97)        (62.24)
2.51175           38.09         31.32          24.16          16.23           7.35         (12.88)        (37.09)        (63.34)
2.56175           37.07         30.32          23.16          15.23           6.33         (13.94)        (38.18)        (64.40)
2.61175           36.09         29.36          22.21          14.26           5.34         (14.97)        (39.24)        (65.43)
2.66175           35.15         28.43          21.29          13.33           4.39         (15.96)        (40.26)        (66.43)
2.71175           34.24         27.54          20.40          12.44           3.47         (16.92)        (41.24)        (67.39)
2.76175           33.37         26.68          19.55          11.57           2.58         (17.84)        (42.20)        (68.33)
2.81175           32.53         25.86          18.73          10.73           1.72         (18.74)        (43.12)        (69.23)
2.86175           31.72         25.06          17.93           9.92           0.89         (19.62)        (44.02)        (70.11)
2.91175           30.94         24.29          17.16           9.14           0.08         (20.46)        (44.90)        (70.97)
2.96175           30.19         23.55          16.42           8.38          (0.70)        (21.28)        (45.75)        (71.80)
3.01175           29.46         22.83          15.70           7.64          (1.46)        (22.08)        (46.57)        (72.60)
3.06175           28.76         22.14          15.00           6.93          (2.19)        (22.86)        (47.37)        (73.39)
3.11175           28.08         21.47          14.32           6.24          (2.91)        (23.61)        (48.15)        (74.15)
3.16175           27.42         20.81          13.67           5.56          (3.60)        (24.35)        (48.91)        (74.90)
3.21175           26.78         20.18          13.03           4.91          (4.28)        (25.06)        (49.65)        (75.62)
3.26175           26.16         19.57          12.42           4.28          (4.94)        (25.76)        (50.38)        (76.32)
3.31175           25.56         18.98          11.82           3.66          (5.58)        (26.44)        (51.08)        (77.01)
3.36175           24.98         18.40          11.24           3.06          (6.20)        (27.10)        (51.77)        (77.68)
3.41175           24.42         17.84          10.67           2.47          (6.81)        (27.74)        (52.44)        (78.34)
3.46175           23.87         17.30          10.12           1.90          (7.40)        (28.37)        (53.09)        (78.98)
3.51175           23.34         16.77           9.58           1.35          (7.98)        (28.99)        (53.73)        (79.60)
3.56175           22.82         16.26           9.06           0.81          (8.55)        (29.59)        (54.35)        (80.21)
3.61175           22.32         15.75           8.55           0.28          (9.10)        (30.18)        (54.96)        (80.81)
3.66175           21.83         15.27           8.05          (0.23)         (9.63)        (30.75)        (55.56)        (81.39)
3.71175           21.35         14.79           7.57          (0.74)         10.16)        (31.31)        (56.14)        (81.96)
3.76175           20.89         14.33           7.10          (1.23)        (10.67)        (31.86)        (56.72)        (82.52)
3.81175           20.44         13.88           6.64          (1.71)        (11.17)        (32.40)        (57.27)        (83.07)

------------------------------------------------------------------------------------------------------------------------------------
WAL                7.47           5.3           3.97            3.1           2.49           1.75           1.29           0.99
MOD DURN           2.29          2.32           2.31           2.25           2.18           2.07              2           2.04
PAYMENT
 WINDOW       Mar03 - Jan20  Mar03 - Mar16  Mar03 - May13  Mar03 - Mar11  Mar03 - Aug09  Mar03 - Sep07  Mar03 - Jun06  Mar03 - Sep05
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                     CLASS X-2A1 PRICE/YIELD TABLE (TO CALL)

------------------------------------------------------------------------------------------------------------------------------------

PRICE            10 CPR        15 CPR         20 CPR         25 CPR         30 CPR         40 CPR         50 CPR         60 CPR
------------------------------------------------------------------------------------------------------------------------------------
2.59444           41.26         34.43          27.24          19.34          10.52          (9.58)        (33.68)        (59.96)
2.64444           40.19         33.38          26.21          18.30           9.46         (10.67)        (34.80)        (61.05)
2.69444           39.17         32.38          25.21          17.30           8.45         (11.73)        (35.88)        (62.10)
2.74444           38.18         31.41          24.25          16.33           7.46         (12.75)        (36.92)        (63.13)
2.79444           37.23         30.48          23.33          15.40           6.51         (13.73)        (37.93)        (64.11)
2.84444           36.32         29.59          22.44          14.50           5.59         (14.69)        (38.91)        (65.07)
2.89444           35.44         28.72          21.58          13.63           4.70         (15.61)        (39.87)        (66.00)
2.94444           34.59         27.89          20.75          12.79           3.84         (16.51)        (40.79)        (66.91)
2.99444           33.78         27.08          19.95          11.98           3.01         (17.38)        (41.69)        (67.79)
3.04444           32.98         26.31          19.17          11.19           2.20         (18.22)        (42.56)        (68.64)
3.09444           32.22         25.55          18.42          10.43           1.42         (19.05)        (43.40)        (69.47)
3.14444           31.48         24.83          17.70           9.69           0.66         (19.84)        (44.23)        (70.27)
3.19444           30.77         24.12          16.99           8.97          (0.08)        (20.62)        (45.03)        (71.06)
3.24444           30.08         23.44          16.31           8.27          (0.80)        (21.38)        (45.81)        (71.82)
3.29444           29.41         22.78          15.64           7.59          (1.50)        (22.11)        (46.57)        (72.57)
3.34444           28.76         22.14          15.00           6.93          (2.18)        (22.83)        (47.32)        (73.29)
3.39444           28.13         21.52          14.37           6.29          (2.85)        (23.53)        (48.04)        (74.00)
3.44444           27.52         20.91          13.77           5.67          (3.49)        (24.21)        (48.74)        (74.69)
3.49444           26.92         20.33          13.18           5.06          (4.12)        (24.87)        (49.43)        (75.37)
3.54444           26.35         19.75          12.60           4.47          (4.73)        (25.52)        (50.11)        (76.03)
3.59444           25.79         19.20          12.04           3.89          (5.33)        (26.16)        (50.76)        (76.67)
3.64444           25.24         18.66          11.50           3.33          (5.91)        (26.78)        (51.41)        (77.30)
3.69444           24.71         18.14          10.96           2.78          (6.48)        (27.38)        (52.03)        (77.91)
3.74444           24.20         17.63          10.45           2.25          (7.04)        (27.97)        (52.65)        (78.51)
3.79444           23.70         17.13           9.94           1.73          (7.58)        (28.55)        (53.25)        (79.10)
3.84444           23.21         16.64           9.45           1.22          (8.11)        (29.11)        (53.83)        (79.67)
3.89444           22.73         16.17           8.97           0.72          (8.63)        (29.67)        (54.41)        (80.24)
3.94444           22.27         15.71           8.50           0.23          (9.14)        (30.21)        (54.97)        (80.79)
3.99444           21.82         15.26           8.04          (0.24)         (9.64)        (30.74)        (55.52)        (81.33)
4.04444           21.38         14.82           7.60          (0.71)        (10.12)        (31.26)        (56.07)        (81.86)
4.09444           20.95         14.39           7.16          (1.16)        (10.60)        (31.77)        (56.60)        (82.37)

------------------------------------------------------------------------------------------------------------------------------------
WAL                7.48           5.3           3.97            3.1           2.49           1.75           1.29           0.99
MOD DURN           2.26          2.29           2.28           2.23           2.16           2.04           1.98           2.02
PAYMENT
 WINDOW       Mar03 - Jan20  Mar03 - Mar16  Mar03 - May13  Mar03 - Mar11  Mar03 - Aug09  Mar03 - Sep07  Mar03 - Jun06  Mar03 - Sep05
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                     CLASS X-2A2 PRICE/YIELD TABLE (TO CALL)

------------------------------------------------------------------------------------------------------------------------------------

PRICE            10 CPR        15 CPR          20 CPR         25 CPR        30 CPR         40 CPR         50 CPR         60 CPR
------------------------------------------------------------------------------------------------------------------------------------
2.59444           41.26         34.43          27.24           19.34         10.52          (9.58)        (33.68)        (59.96)
2.64444           40.19         33.38          26.21           18.30          9.46         (10.67)        (34.80)        (61.05)
2.69444           39.17         32.38          25.21           17.30          8.45         (11.73)        (35.88)        (62.10)
2.74444           38.18         31.41          24.25           16.33          7.46         (12.75)        (36.92)        (63.13)
2.79444           37.23         30.48          23.33           15.40          6.51         (13.73)        (37.93)        (64.11)
2.84444           36.32         29.59          22.44           14.50          5.59         (14.69)        (38.91)        (65.07)
2.89444           35.44         28.72          21.58           13.63          4.70         (15.61)        (39.87)        (66.00)
2.94444           34.59         27.89          20.75           12.79          3.84         (16.51)        (40.79)        (66.91)
2.99444           33.78         27.08          19.95           11.98          3.01         (17.38)        (41.69)        (67.79)
3.04444           32.98         26.31          19.17           11.19          2.20         (18.22)        (42.56)        (68.64)
3.09444           32.22         25.55          18.42           10.43          1.42         (19.05)        (43.40)        (69.47)
3.14444           31.48         24.83          17.70            9.69          0.66         (19.84)        (44.23)        (70.27)
3.19444           30.77         24.12          16.99            8.97         (0.08)        (20.62)        (45.03)        (71.06)
3.24444           30.08         23.44          16.31            8.27         (0.80)        (21.38)        (45.81)        (71.82)
3.29444           29.41         22.78          15.64            7.59         (1.50)        (22.11)        (46.57)        (72.57)
3.34444           28.76         22.14          15.00            6.93         (2.18)        (22.83)        (47.32)        (73.29)
3.39444           28.13         21.52          14.37            6.29         (2.85)        (23.53)        (48.04)        (74.00)
3.44444           27.52         20.91          13.77            5.67         (3.49)        (24.21)        (48.74)        (74.69)
3.49444           26.92         20.33          13.18            5.06         (4.12)        (24.87)        (49.43)        (75.37)
3.54444           26.35         19.75          12.60            4.47         (4.73)        (25.52)        (50.11)        (76.03)
3.59444           25.79         19.20          12.04            3.89         (5.33)        (26.16)        (50.76)        (76.67)
3.64444           25.24         18.66          11.50            3.33         (5.91)        (26.78)        (51.41)        (77.30)
3.69444           24.71         18.14          10.96            2.78         (6.48)        (27.38)        (52.03)        (77.91)
3.74444           24.20         17.63          10.45            2.25         (7.04)        (27.97)        (52.65)        (78.51)
3.79444           23.70         17.13           9.94            1.73         (7.58)        (28.55)        (53.25)        (79.10)
3.84444           23.21         16.64           9.45            1.22         (8.11)        (29.11)        (53.83)        (79.67)
3.89444           22.73         16.17           8.97            0.72         (8.63)        (29.67)        (54.41)        (80.24)
3.94444           22.27         15.71           8.50            0.23         (9.14)        (30.21)        (54.97)        (80.79)
3.99444           21.82         15.26           8.04           (0.24)        (9.64)        (30.74)        (55.52)        (81.33)
4.04444           21.38         14.82           7.60           (0.71)       (10.12)        (31.26)        (56.07)        (81.86)
4.09444           20.95         14.39           7.16           (1.16)       (10.60)        (31.77)        (56.60)        (82.37)

------------------------------------------------------------------------------------------------------------------------------------
WAL                7.48           5.3           3.97             3.1          2.49           1.75           1.29           0.99
MOD DURN           2.26          2.29           2.28            2.23          2.16           2.04           1.98           2.02
PAYMENT
 WINDOW       Mar03 - Jan20  Mar03 - Mar16  Mar03 - May13  Mar03 - Mar11  Mar03 - Aug09  Mar03 - Sep07  Mar03 - Jun06  Mar03 - Sep05
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-A

                      CLASS X-B PRICE/YIELD TABLE (TO CALL)

------------------------------------------------------------------------------------------------------------------------------------

PRICE            10 CPR        15 CPR         20 CPR         25 CPR         30 CPR         40 CPR         50 CPR         60 CPR
------------------------------------------------------------------------------------------------------------------------------------
0.82868           63.24         61.99          59.53          56.80          53.80          45.28          31.29          14.43
0.87868           59.20         57.83          55.20          52.32          49.17          40.35          26.04           8.88
0.92868           55.62         54.12          51.34          48.32          45.03          35.91          21.31           3.88
0.97868           52.43         50.80          47.88          44.72          41.29          31.90          17.02          (0.66)
1.02868           49.56         47.81          44.75          41.46          37.89          28.24          13.10          (4.81)
1.07868           46.96         45.10          41.90          38.48          34.79          24.89           9.51          (8.62)
1.12868           44.60         42.63          39.30          35.76          31.94          21.80           6.20         (12.13)
1.17868           42.44         40.36          36.91          33.25          29.31          18.95           3.13         (15.38)
1.22868           40.47         38.27          34.71          30.94          26.88          16.30           0.28         (18.41)
1.27868           38.64         36.35          32.67          28.79          24.62          13.83          (2.38)        (21.23)
1.32868           36.95         34.56          30.78          26.79          22.52          11.52          (4.87)        (23.87)
1.37868           35.39         32.90          29.01          24.92          20.54           9.36          (7.21)        (26.35)
1.42868           33.93         31.35          27.37          23.18          18.70           7.33          (9.41)        (28.68)
1.47868           32.57         29.90          25.82          21.53          16.96           5.41         (11.48)         30.88)
1.52868           31.29         28.54          24.37          19.99          15.31           3.60         (13.45)        (32.96)
1.57868           30.09         27.26          23.00          18.53          13.76           1.88         (15.31)        (34.93)
1.62868           28.97         26.05          21.71          17.15          12.29           0.25         (17.07)        (36.80)
1.67868           27.90         24.91          20.49          15.84          10.90          (1.29)        (18.75)        (38.58)
1.72868           26.90         23.83          19.33          14.60           9.57          (2.77)        (20.35)        (40.27)
1.77868           25.95         22.81          18.23          13.42           8.31          (4.18)        (21.88)        (41.89)
1.82868           25.05         21.83          17.18          12.29           7.10          (5.52)        (23.34)        (43.43)
1.87868           24.19         20.91          16.18          11.22           5.95          (6.81)        (24.74)        (44.91)
1.92868           23.37         20.03          15.23          10.19           4.85          (8.04)        (26.08)        (46.33)
1.97868           22.59         19.18          14.32           9.21           3.79         (9.22)         (27.37)        (47.69)
2.02868           21.85         18.38          13.45           8.27           2.78         (10.36)        (28.60)        (49.00)
2.07868           21.14         17.61          12.61           7.36           1.80         (11.45)        (29.79)        (50.25)
2.12868           20.46         16.87          11.81           6.49           0.87         (12.50)        (30.94)        (51.46)
2.17868           19.81         16.16          11.04           5.66          (0.04)        (13.52)        (32.04)        (52.63)
2.22868           19.18         15.48          10.30           4.85          (0.91)        (14.49)        (33.11)        (53.75)
2.27868           18.58         14.82           9.59           4.08          (1.74)        (15.44)        (34.14)        (54.84)
2.32868           18.01         14.19           8.90           3.33          (2.55)        (16.35)        (35.13)        (55.89)

-----------------------------------------------------------------------------------------------------------------------------------
WAL                12.3          8.95           6.75           5.46           4.62           3.47           2.62           2.06
MOD DURN           2.64          2.47           2.31           2.16           2.03           1.83           1.69            1.6
PAYMENT
 WINDOW       Mar03 - Jan20  Mar03 - Mar16  Mar03 - May13  Mar03 - Mar11  Mar03 - Aug09  Mar03 - Sep07  Mar03 - Jun06  Mar03 - Sep05
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.